UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2019

Date of reporting period: November 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.19

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 1

ANNUAL REPORT

January 9, 2020

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2019.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	6 Months	12 Months

AB GLOBAL RISK ALLOCATION FUND[1]

Class A Shares	4.03%	7.99%

Class C Shares	3.60%	7.16%

Advisor Class Shares[2]	4.12%	8.27%

Class R Shares[2]	3.88%	7.63%

Class K Shares[2]	3.98%	7.93%

Class I Shares[2]	4.13%	8.27%

Primary Benchmark: MSCI World Index	12.95%	14.53%

Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays Global Aggregate Bond Index	8.87%	12.39%

Bloomberg Barclays Global Aggregate Bond Index	2.85%	8.37%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2019, by 0.08% and 0.31%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended November 30, 2019. The table also includes the individual performance of the Bloomberg Barclays Global Aggregate Bond Index.

All share classes of the Fund underperformed the primary and blended benchmarks over both periods, before sales charges. Global equities

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strongly outperformed all other asset classes, and as the Fund is strategically diversified in multi-asset exposures, the Fund has a lesser exposure to global equities than the primary and blended benchmarks, which detracted from relative returns.

During both periods, exposure to global equities, interest-rate sensitive assets and Treasury inflation-protected securities (“TIPS”) all contributed to absolute performance, while commodity exposure was neutral over the six-month period and a detractor over the 12-month period.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, interest rate swaps, credit default swaps and written options, which added to absolute returns for both periods; inflation swaps, total return swaps, purchased options and purchased and written swaptions detracted for both periods; currency forwards added for the six-month period and detracted for the 12-month period; variance swaps for hedging purposes detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities rallied during the six-month period ended November 30, 2019. While markets experienced periods of heightened volatility, ongoing trade war risk continued to be offset by accommodative monetary policy from the world’s central banks. Although low unemployment and relatively strong consumer spending continued to support the US economic expansion, the US Federal Reserve (the “Fed”) implemented three consecutive rate cuts. Late in the third quarter, US equity market performance was accompanied by a sharp style rotation as quality-growth and lower-volatility stocks, which had performed strongly earlier in the year, lagged and value stocks outperformed. However, growth stocks outperformed value stocks over the entire period. In November, investors gained confidence that a phase-one trade deal could be reached by the end of the year.

Global fixed-income markets advanced over the six-month period. Long-dated developed-market treasuries and emerging-market sovereign debt were strong performers until September, when interest rates began to trend higher. Investment-grade corporate bond returns outperformed government debt and high-yield bonds as spreads remained near historical lows. Manufacturing results broadly remained weak but appeared to be stabilizing in the US and China. Inflation remained below target in most developed countries and fell in emerging markets. The European Central Bank followed the Fed’s lead in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance.

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The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equity, interest-rate and inflation-sensitive assets. Over the 12-month period, the Fund mostly maintained its overweight in risk allocation to equities, and reduced its risk allocation to inflation exposure, specifically commodities. Within equities, the Fund held an overweight to emerging-market and European equities and underweights to Canadian and Asia ex-Japan equities. Within interest-rate allocation, the Fund continued to underweight lower yielding countries.

INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income and inflation-sensitive instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a risk-balanced approach. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, the Adviser assesses the volatility, tail loss and return potential of each asset. Fund assets are then allocated among asset classes so that no asset class dominates the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on its determinations of volatility, tail loss and return potential.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-sensitive: global inflation-indexed securities (including TIPS) and commodity-related instruments and derivatives (including commodity futures).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities, derivatives or exchange-traded funds (“ETFs”) intended to track the performance of segments within each particular asset class. The inflation-sensitive asset class consists of instruments, the prices of which are affected directly or indirectly by the level and change in the rate of inflation, such as commodity derivatives.

(continued on next page)

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Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of ETFs in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to

(continued on next page)

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gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the Fund’s currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may also cause the Fund to take on currency exposure for purposes other than hedging, relying on its fundamental and quantitative research with the goal of increasing returns or managing risk. Currency-related investments may include currencies acquired on a spot (i.e., cash) basis and currency-related derivatives, including forward currency exchange contracts and options on currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities.

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DISCLOSURES AND RISKS (continued)

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2009 TO 11/30/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2009 to 11/30/2019) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012 the Fund used a different strategy.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.99%	3.42%

5 Years	3.23%	2.33%

10 Years	5.88%	5.42%

CLASS C SHARES

1 Year	7.16%	6.16%

5 Years	2.45%	2.45%

10 Years	5.11%	5.11%

ADVISOR CLASS SHARES[1]

1 Year	8.27%	8.27%

5 Years	3.49%	3.49%

10 Years	6.17%	6.17%

CLASS R SHARES[1]

1 Year	7.63%	7.63%

5 Years	2.89%	2.89%

10 Years	5.56%	5.56%

CLASS K SHARES[1]

1 Year	7.93%	7.93%

5 Years	3.20%	3.20%

10 Years	5.88%	5.88%

CLASS I SHARES[1]

1 Year	8.27%	8.27%

5 Years	3.61%	3.61%

10 Years	6.31%	6.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.30%, 2.06%, 1.05%, 1.64%, 1.33% and 1.00% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.35%

5 Years	3.18%

10 Years	5.61%

CLASS C SHARES

1 Year	14.38%

5 Years	3.29%

10 Years	5.29%

ADVISOR CLASS SHARES[1]

1 Year	16.51%

5 Years	4.32%

10 Years	6.36%

CLASS R SHARES[1]

1 Year	15.85%

5 Years	3.72%

10 Years	5.74%

CLASS K SHARES[1]

1 Year	16.19%

5 Years	4.04%

10 Years	6.07%

CLASS I SHARES[1]

1 Year	16.63%

5 Years	4.45%

10 Years	6.50%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.30	$7.06	1.38%
Hypothetical**	$1,000	$1,018.15	$6.98	1.38%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,036.00	$10.87	2.13%
Hypothetical**	$1,000	$1,014.39	$10.76	2.13%
Advisor Class
Actual	$1,000	$1,041.20	$5.78	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%
Class R
Actual	$1,000	$1,038.80	$8.79	1.72%
Hypothetical**	$1,000	$1,016.44	$8.69	1.72%
Class K
Actual	$1,000	$1,039.80	$7.21	1.41%
Hypothetical**	$1,000	$1,018.00	$7.13	1.41%
Class I
Actual	$1,000	$1,041.30	$5.58	1.09%
Hypothetical**	$1,000	$1,019.60	$5.52	1.09%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $219.4

1

All data are as of November 30, 2019. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Finland, Ireland, Jordan, Luxembourg, Mongolia, Norway, Portugal, South Africa and United Arab Emirates.

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PORTFOLIO SUMMARY (continued)

November 30, 2019 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$87,998,298	40.1%

Japanese Government CPI Linked Bond	49,136,797	22.4

Federal National Mortgage Association Connecticut Avenue Securities	5,847,428	2.6

Hersha Hospitality Trust Series C	1,500,600	0.7

Pebblebrook Hotel Trust Series C	1,480,097	0.7

Mexico Government International Bond	1,255,079	0.6

VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	1,075,818	0.5

China Shenhua Energy Co., Ltd. – Class H	385,302	0.2

China Construction Bank Corp. – Class H	369,913	0.2

Agricultural Bank of China Ltd. – Class H	339,291	0.1

	$149,388,623	68.1%

1	Long-term investments.

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CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2019

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 62.5%
Japan – 22.4%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	3,005,207	$28,192,702
Series 22 0.10%, 3/10/27		2,222,796	20,944,095

			49,136,797

United States – 40.1%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)(a)(b)(c)	U.S.$	80,908	81,944,979
0.375%, 1/15/27 (TIPS)(c)		5,984	6,053,319

			87,998,298

Total Inflation-Linked Securities (cost $138,158,127)			137,135,095

		Shares
COMMON STOCKS – 27.0%
Financials – 5.0%
Banks – 1.8%
ABN AMRO Bank NV (GDR)(d)		1,125	19,174
Agricultural Bank of China Ltd. – Class H		838,000	339,291
Banco Bilbao Vizcaya Argentaria SA		3,189	16,753
Banco de Sabadell SA		16,035	17,758
Banco Santander SA		3,802	14,808
Bank of America Corp.		1,350	44,982
Bank of China Ltd. – Class H		709,000	284,348
Bank of Communications Co., Ltd. – Class H		451,000	296,050
Bank of Ireland Group PLC		2,334	11,705
Bank of Montreal		747	57,486
Bank of Nova Scotia (The)		862	48,632
Bankia SA		6,083	11,766
Bankinter SA		3,395	23,711
Barclays PLC		10,110	22,345
BB&T Corp.		899	49,193
BNP Paribas SA		331	18,556
CaixaBank SA		4,609	13,581
Canadian Imperial Bank of Commerce		584	50,763
China CITIC Bank Corp., Ltd. – Class H		530,000	289,739
China Construction Bank Corp. – Class H		465,000	369,913
China Everbright Bank Co., Ltd. – Class H		690,000	297,884
China Minsheng Banking Corp., Ltd. – Class H		425,400	296,103
CIT Group, Inc.		697	31,727
Citigroup, Inc.		564	42,368

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Citizens Financial Group, Inc.	745	$28,653
Comerica, Inc.	403	28,375
Commerzbank AG	2,045	11,813
Credit Agricole SA	1,641	22,394
Danske Bank A/S	858	11,584
DNB ASA	1,818	30,499
Erste Group Bank AG(e)	821	29,370
Fifth Third Bancorp	1,167	35,232
First Republic Bank/CA	402	44,180
HSBC Holdings PLC	5,317	39,612
Huntington Bancshares, Inc./OH	2,387	35,542
ING Groep NV	1,574	18,101
Intesa Sanpaolo SpA	18,206	46,065
JPMorgan Chase & Co.	448	59,028
KBC Group NV	411	29,917
KeyCorp	1,685	32,672
Lloyds Banking Group PLC	36,308	28,624
M&T Bank Corp.	381	62,766
National Bank of Canada	1,132	60,635
Nedbank Group Ltd.	313	4,676
Nordea Bank Abp	3,090	21,887
Nordea Bank Abp	88	624
People’s United Financial, Inc.	2,269	37,438
PNC Financial Services Group, Inc. (The)	291	44,584
Raiffeisen Bank International AG	1,044	24,490
Regions Financial Corp.	1,804	30,019
Royal Bank of Canada	718	58,773
Royal Bank of Scotland Group PLC	6,922	20,243
Signature Bank/New York NY	215	26,522
Skandinaviska Enskilda Banken AB – Class A	3,315	28,427
Societe Generale SA	422	13,262
Standard Chartered PLC	2,940	26,451
SunTrust Banks, Inc.	583	41,300
Svenska Handelsbanken AB – Class A	2,923	28,692
Swedbank AB – Class A	1,696	22,085
Toronto-Dominion Bank (The)	1,045	60,255
UniCredit SpA	1,079	14,894
US Bancorp	800	48,024
Wells Fargo & Co.	690	37,577

		3,913,921

Capital Markets – 1.1%
3i Group PLC	4,463	61,784
Affiliated Managers Group, Inc.	225	19,208
Ameriprise Financial, Inc.	250	40,967
Bank of New York Mellon Corp. (The)	853	41,771
BlackRock, Inc. – Class A	109	53,945

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Brookfield Asset Management, Inc. – Class A	1,245	$72,031
Charles Schwab Corp. (The)	729	36,085
CI Financial Corp.	2,261	35,610
CITIC Securities Co., Ltd. – Class H	161,000	298,761
CME Group, Inc. – Class A	377	76,429
Credit Suisse Group AG(e)	1,310	17,149
Deutsche Bank AG	1,113	7,994
Deutsche Boerse AG	355	54,330
E*TRADE Financial Corp.	742	32,871
Eaton Vance Corp.	655	30,896
Franklin Resources, Inc.(f)	837	23,009
Goldman Sachs Group, Inc. (The)	162	35,859
Haitong Securities Co., Ltd. – Class H	198,800	198,347
Hargreaves Lansdown PLC	1,868	44,762
IGM Financial, Inc.	1,289	37,070
Intercontinental Exchange, Inc.	727	68,462
Invesco Ltd.	1,109	19,474
Investec PLC	4,737	26,848
Julius Baer Group Ltd.(e)	634	29,864
London Stock Exchange Group PLC	1,249	111,063
Moody’s Corp.	325	73,668
Morgan Stanley	735	36,368
MSCI, Inc. – Class A	361	93,568
Nasdaq, Inc.	753	78,914
Natixis SA	3,393	14,165
Northern Trust Corp.	412	44,183
Partners Group Holding AG	68	57,347
Quilter PLC(d)	3,254	6,193
Raymond James Financial, Inc.	418	37,545
S&P Global, Inc.	311	82,306
Schroders PLC	944	40,250
SEI Investments Co.	695	44,848
St. James’s Place PLC	2,130	29,945
Standard Life Aberdeen PLC	11,793	48,305
State Street Corp.	421	31,617
T. Rowe Price Group, Inc.	627	77,472
TD Ameritrade Holding Corp.	771	39,961
UBS Group AG(e)	1,814	21,964

		2,333,208

Consumer Finance – 0.1%
Ally Financial, Inc.	1,228	39,099
American Express Co.	516	61,982
Capital One Financial Corp.	376	37,604
Discover Financial Services	568	48,206
Navient Corp.	1,339	19,215
Provident Financial PLC	1,368	7,585

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Synchrony Financial	1,033	$38,645

		252,336

Diversified Financial Services – 0.3%
Berkshire Hathaway, Inc. – Class B(e)	231	50,889
Element Fleet Management Corp.	3,194	27,556
EXOR NV	480	36,631
Groupe Bruxelles Lambert SA	600	60,872
IHS Markit Ltd.(e)	1,109	80,569
Industrivarden AB – Class C	1,828	42,396
Investor AB – Class B	902	47,679
Jefferies Financial Group, Inc.(f)	1,464	30,598
Kinnevik AB – Class B	1,368	31,327
L E Lundbergforetagen AB – Class B	856	33,931
M&G PLC(e)	1,555	4,746
Onex Corp.	648	38,588
Pargesa Holding SA	691	54,537
Voya Financial, Inc.	775	45,167
Wendel SA	294	39,621

		625,107

Insurance – 1.7%
Admiral Group PLC	1,243	34,365
Aegon NV	4,545	20,468
Aflac, Inc.	1,388	76,118
Ageas	832	49,920
Alleghany Corp.(e)	66	51,483
Allianz SE	222	53,095
Allstate Corp. (The)	643	71,598
American International Group, Inc.	720	37,915
Aon PLC	435	88,570
Arch Capital Group Ltd.(e)	1,779	74,665
Arthur J Gallagher & Co.	958	89,353
Assicurazioni Generali SpA	1,915	39,055
Assurant, Inc.	420	55,805
Aviva PLC	5,185	27,044
Axis Capital Holdings Ltd.	710	42,018
Baloise Holding AG	288	50,061
Brighthouse Financial, Inc.(e)	60	2,470
China Life Insurance Co., Ltd. – Class H	88,000	222,042
Chubb Ltd.	371	56,199
Cincinnati Financial Corp.	705	75,470
CNP Assurances	1,623	32,046
Direct Line Insurance Group PLC	8,791	34,704
Everest Re Group Ltd.	214	58,050
Fairfax Financial Holdings Ltd.	85	38,396
Fidelity National Financial, Inc.	1,183	56,346
Gjensidige Forsikring ASA	2,409	45,305

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Globe Life, Inc.	598	$61,450
Great-West Lifeco, Inc.	2,017	50,793
Hannover Rueck SE	383	71,066
Hartford Financial Services Group, Inc. (The)	878	54,313
iA Financial Corp., Inc.	1,008	51,603
Intact Financial Corp.	960	98,992
Legal & General Group PLC	13,473	48,893
Lincoln National Corp.	446	26,336
Loews Corp.	1,014	51,613
Manulife Financial Corp.	2,171	42,707
Mapfre SA	8,898	25,079
Markel Corp.(e)	39	44,286
Marsh & McLennan Cos., Inc.	753	81,377
MetLife, Inc.	661	32,991
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	212	60,832
New China Life Insurance Co., Ltd. – Class H	74,000	284,970
NN Group NV	985	37,783
Old Mutual Ltd.	9,763	12,393
Poste Italiane SpA(d)	5,111	59,580
Power Corp. of Canada	1,760	42,718
Power Financial Corp.	1,872	45,775
Principal Financial Group, Inc.	589	32,454
Progressive Corp. (The)	1,147	83,788
Prudential Financial, Inc.	336	31,456
Prudential PLC	1,555	27,598
Reinsurance Group of America, Inc. – Class A	376	62,213
RenaissanceRe Holdings Ltd.	388	73,072
RSA Insurance Group PLC	5,407	38,522
Sampo Oyj – Class A	886	35,826
SCOR SE	791	33,977
Sun Life Financial, Inc.	1,344	61,326
Swiss Life Holding AG	132	65,466
Swiss Re AG	469	50,800
Travelers Cos., Inc. (The)	464	63,438
Trisura Group Ltd.(e)	7	212
Tryg A/S	1,864	53,599
UnipolSai Assicurazioni SpA	12,165	35,382
Unum Group	830	25,514
Willis Towers Watson PLC	352	69,147
WR Berkley Corp.	1,102	74,936
Zurich Insurance Group AG	154	60,438

		3,747,275

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
AGNC Investment Corp.	2,408	$41,707
Annaly Capital Management, Inc.	3,658	34,129

		75,836

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,312	39,479

		10,987,162

Information Technology – 3.8%
Communications Equipment – 0.2%
Cisco Systems, Inc.	2,148	97,326
F5 Networks, Inc.(e)	462	67,318
Juniper Networks, Inc.	2,077	52,049
Motorola Solutions, Inc.	840	140,532
Nokia Oyj	5,115	18,099
Telefonaktiebolaget LM Ericsson – Class B	4,594	41,400

		416,724

Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp. – Class A	1,084	112,736
Arrow Electronics, Inc.(e)	775	61,721
Avnet, Inc.	1,566	63,658
CDW Corp./DE	1,016	137,211
Corning, Inc.	2,176	63,191
Flex Ltd.(e)	3,294	39,100
FLIR Systems, Inc.	1,824	97,693
Hexagon AB – Class B	836	47,263
Ingenico Group SA	325	34,688
TE Connectivity Ltd.	878	81,399
Trimble, Inc.(e)	1,320	53,500

		792,160

IT Services – 1.3%
Accenture PLC – Class A	613	123,311
Akamai Technologies, Inc.(e)	806	70,219
Alliance Data Systems Corp.	215	22,986
Amadeus IT Group SA – Class A	787	62,618
Atos SE	247	20,981
Automatic Data Processing, Inc.	831	141,918
Black Knight, Inc.(e)(f)	362	22,810
Broadridge Financial Solutions, Inc.	1,174	145,235
Capgemini SE	360	42,586
CGI, Inc.(e)	1,595	132,170
Cognizant Technology Solutions Corp. – Class A	1,099	70,457
DXC Technology Co.	635	23,704

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fidelity National Information Services, Inc.	1,949	$269,254
Fiserv, Inc.(e)	2,368	275,256
FleetCor Technologies, Inc.(e)	249	76,423
Gartner, Inc.(e)	575	92,264
Global Payments, Inc.	1,430	258,973
International Business Machines Corp.	502	67,494
Mastercard, Inc. – Class A	649	189,657
Paychex, Inc.	1,472	126,769
PayPal Holdings, Inc.(e)	1,263	136,417
Perspecta, Inc.	317	8,743
Sabre Corp.	2,420	54,281
VeriSign, Inc.(e)	824	157,170
Visa, Inc. – Class A	718	132,478
Western Union Co. (The) – Class W(f)	3,117	83,785
Worldline SA/France(d)(e)	98	6,343

		2,814,302

Semiconductors & Semiconductor Equipment – 0.7%
Advanced Micro Devices, Inc.(e)	2,015	78,887
Analog Devices, Inc.	607	68,561
Applied Materials, Inc.	967	55,989
ASML Holding NV	269	72,922
Broadcom, Inc.	205	64,823
Infineon Technologies AG	1,599	34,077
Intel Corp.	1,884	109,366
KLA Corp.	609	99,791
Lam Research Corp.	384	102,463
Marvell Technology Group Ltd.	2,554	67,349
Maxim Integrated Products, Inc.	1,384	78,431
Microchip Technology, Inc.(f)	789	74,592
Micron Technology, Inc.(e)	1,172	55,682
NVIDIA Corp.	256	55,486
NXP Semiconductors NV	516	59,639
Qorvo, Inc.(e)	444	46,269
QUALCOMM, Inc.	984	82,213
Skyworks Solutions, Inc.	431	42,367
STMicroelectronics NV	1,365	33,368
Texas Instruments, Inc.	847	101,818
Xilinx, Inc.	811	75,245

		1,459,338

Software – 1.0%
Adobe, Inc.(e)	449	138,979
ANSYS, Inc.(e)	635	161,728
Autodesk, Inc.(e)	395	71,456
BlackBerry Ltd.(e)	2,745	15,148
Cadence Design Systems, Inc.(e)	1,796	126,169

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CDK Global, Inc.	1,015	$54,353
Cerence, Inc.(e)	343	5,337
Citrix Systems, Inc.	604	68,137
Constellation Software, Inc./Canada	106	113,319
Dassault Systemes SE	646	101,766
Fortinet, Inc.(e)	1,023	107,528
Intuit, Inc.	570	147,567
Micro Focus International PLC (ADR)(f)	345	5,061
Microsoft Corp.	995	150,623
NortonLifeLock, Inc.	1,835	45,692
Nuance Communications, Inc.(e)	2,749	49,290
Open Text Corp.	1,658	72,184
Oracle Corp.	1,536	86,231
Palo Alto Networks, Inc.(e)	297	67,484
Sage Group PLC (The)	5,404	52,619
salesforce.com, Inc.(e)	534	86,983
SAP SE	466	63,309
ServiceNow, Inc.(e)	428	121,141
Splunk, Inc.(e)	575	85,801
Synopsys, Inc.(e)	974	137,373
VMware, Inc. – Class A(e)(f)	527	82,012
Workday, Inc. – Class A(e)	384	68,782

		2,286,072

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	407	108,771
Dell Technologies, Inc. – Class C(e)	1,368	66,334
Hewlett Packard Enterprise Co.	3,043	48,171
HP, Inc.	2,579	51,786
NetApp, Inc.	1,082	65,558
Seagate Technology PLC	978	58,367
Western Digital Corp.	465	23,404
Xerox Holdings Corp.(e)	1,717	66,843

		489,234

		8,257,830

Industrials – 2.9%
Aerospace & Defense – 0.5%
Airbus SE	181	26,597
Arconic, Inc.	824	25,511
BAE Systems PLC	2,639	19,543
Boeing Co. (The)	219	80,193
Bombardier, Inc. – Class B(e)	7,317	10,852
CAE, Inc.	2,809	75,475
Cobham PLC	9,287	18,994
Dassault Aviation SA	11	14,967
General Dynamics Corp.	241	43,799

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Huntington Ingalls Industries, Inc.	180	$45,301
L3Harris Technologies, Inc.	1,019	204,911
Leonardo SpA	684	7,986
Lockheed Martin Corp.	198	77,424
Meggitt PLC	2,664	22,138
Northrop Grumman Corp.	198	69,650
Raytheon Co.	297	64,574
Rolls-Royce Holdings PLC(e)	1,271	11,679
Safran SA	174	28,449
Textron, Inc.	720	33,293
Thales SA	192	18,808
TransDigm Group, Inc.	93	52,740
United Technologies Corp.	587	87,076

		1,039,960

Air Freight & Logistics – 0.1%
Bollore SA	3,319	14,186
CH Robinson Worldwide, Inc.(f)	534	41,038
Deutsche Post AG	500	18,641
DSV PANALPINA A/S	295	32,121
Expeditors International of Washington, Inc.	744	55,621
FedEx Corp.	189	30,250
Kuehne & Nagel International AG	139	22,592
Royal Mail PLC	3,581	9,640
United Parcel Service, Inc. – Class B	471	56,393

		280,482

Airlines – 0.1%
American Airlines Group, Inc.(f)	507	14,571
Delta Air Lines, Inc.	566	32,437
Deutsche Lufthansa AG	656	12,446
easyJet PLC	784	13,517
International Consolidated Airlines Group SA	1,885	13,471
Southwest Airlines Co.	528	30,434
United Airlines Holdings, Inc.(e)	315	29,232

		146,108

Building Products – 0.1%
AO Smith Corp.	711	34,412
Assa Abloy AB – Class B	848	20,137
Cie de Saint-Gobain	254	10,284
Fortune Brands Home & Security, Inc.	681	43,080
Geberit AG	50	26,845
Johnson Controls International PLC	1,024	43,858
Masco Corp.	1,061	49,389
Resideo Technologies, Inc.(e)	63	616

		228,621

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	1,434	$10,943
Cintas Corp.	386	99,225
Edenred	463	22,984
G4S PLC	3,969	10,729
ISS A/S	413	9,479
Republic Services, Inc. – Class A	966	85,636
Securitas AB – Class B	1,405	23,299
Societe BIC SA	160	11,018
Stericycle, Inc.(e)(f)	372	23,369
Waste Connections, Inc.	891	80,680
Waste Management, Inc.	916	103,426

		480,788

Construction & Engineering – 0.4%
ACS Actividades de Construccion y Servicios SA	475	18,465
Boskalis Westminster	549	12,831
Bouygues SA	319	13,031
China Communications Construction Co., Ltd. – Class H	248,000	192,990
China Railway Construction Corp., Ltd. – Class H	224,500	231,745
China Railway Group Ltd. – Class H	360,000	210,741
Eiffage SA	192	20,957
Epiroc AB – Class A	436	5,090
Epiroc AB – Class B	520	5,846
Ferrovial SA(e)(g)(h)	15	446
Fluor Corp.	716	12,487
HOCHTIEF AG	79	9,702
Jacobs Engineering Group, Inc.	615	56,635
Orascom Construction PLC	173	1,038
Skanska AB – Class B	763	16,859
SNC-Lavalin Group, Inc.	1,097	19,837
Vinci SA	175	19,077

		847,777

Electrical Equipment – 0.2%
ABB Ltd.	788	17,216
Acuity Brands, Inc.	140	18,309
AMETEK, Inc.	672	66,535
Eaton Corp. PLC	547	50,598
Emerson Electric Co.	688	50,816
Legrand SA	296	23,371
Melrose Industries PLC	9,810	29,095
nVent Electric PLC	481	11,886
OSRAM Licht AG	209	9,013
Prysmian SpA	537	12,228

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Rockwell Automation, Inc.	235	$46,022
Schneider Electric SE	198	19,100
Sensata Technologies Holding PLC(e)	858	44,178
Vestas Wind Systems A/S	152	14,466

		412,833

Industrial Conglomerates – 0.1%
3M Co.	284	48,215
DCC PLC	173	14,772
General Electric Co.	1,596	17,987
Honeywell International, Inc.	378	67,492
Roper Technologies, Inc.	184	66,308
Siemens AG	118	15,206
Smiths Group PLC	1,381	29,633

		259,613

Machinery – 0.5%
AGCO Corp.	496	38,753
Alfa Laval AB	849	20,887
Alstom SA	518	22,589
ANDRITZ AG	354	13,799
Atlas Copco AB – Class A	436	15,976
Atlas Copco AB – Class B SHS	520	16,811
Caterpillar, Inc.	323	46,748
CNH Industrial NV	1,193	12,750
Cummins, Inc.	221	40,412
Deere & Co.	289	48,566
Dover Corp.	428	47,713
Flowserve Corp.	599	29,171
Fortive Corp.	674	48,643
GEA Group AG	378	12,149
Illinois Tool Works, Inc.	349	60,841
IMI PLC	1,187	17,195
Ingersoll-Rand PLC	469	61,491
Kone Oyj – Class B	326	20,409
MAN SE	62	2,948
Metso Oyj	392	15,030
Middleby Corp. (The)(e)	251	29,056
PACCAR, Inc.	502	40,848
Parker-Hannifin Corp.	211	41,945
Pentair PLC	481	21,332
Sandvik AB	907	16,494
Schindler Holding AG	78	19,438
Schindler Holding AG (REG)	81	19,366
SKF AB – Class B	706	13,484
Snap-on, Inc.	233	37,387
Stanley Black & Decker, Inc.	329	51,896
Volvo AB – Class B	910	14,069

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WABCO Holdings, Inc.(e)	273	$36,787
Wartsila Oyj Abp	732	7,368
Weir Group PLC (The)	503	9,064
Westinghouse Air Brake Technologies Corp.(f)	457	35,907
Xylem, Inc./NY	796	61,698
Zardoya Otis SA	1,731	13,253

		1,062,273

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	12,984
AP Moller – Maersk A/S – Class B	9	12,579

		25,563

Professional Services – 0.3%
Adecco Group AG	233	14,423
Bureau Veritas SA	963	25,213
Capita PLC(e)	1,612	3,301
CoStar Group, Inc.(e)	287	175,891
Equifax, Inc.	383	53,482
Experian PLC	1,125	37,317
Intertek Group PLC	254	18,098
ManpowerGroup, Inc.	340	31,498
Nielsen Holdings PLC	827	16,168
Randstad NV	258	15,021
RELX PLC	1,139	27,594
RELX PLC (London)	1,122	27,162
Robert Half International, Inc.	701	40,798
SGS SA	10	26,031
Thomson Reuters Corp.	1,197	83,699
Verisk Analytics, Inc. – Class A	637	93,945
Wolters Kluwer NV	490	35,193

		724,834

Road & Rail – 0.2%
AMERCO	94	34,049
Canadian National Railway Co.	661	60,019
Canadian Pacific Railway Ltd.	280	66,310
CSX Corp.	526	37,630
Garrett Motion, Inc.(e)	37	428
JB Hunt Transport Services, Inc.	438	50,642
Kansas City Southern	333	50,756
Norfolk Southern Corp.	311	60,178
Union Pacific Corp.	324	57,021

		417,033

Trading Companies & Distributors – 0.1%
AerCap Holdings NV(e)	317	19,594
Ashtead Group PLC	560	17,001
Brenntag AG	322	17,160
Bunzl PLC	677	18,579

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Fastenal Co.	1,510	$53,635
Ferguson PLC	296	25,772
Finning International, Inc.	1,846	33,354
Rexel SA	970	11,842
Travis Perkins PLC	782	15,561
United Rentals, Inc.(e)	195	29,845
WW Grainger, Inc.	196	62,122

		304,465

Transportation Infrastructure – 0.1%
Aena SME SA(d)	131	24,037
Aeroports de Paris	132	25,816
Atlantia SpA	613	13,574
Fraport AG Frankfurt Airport Services Worldwide	264	22,448
Getlink SE	1,705	28,758
Macquarie Infrastructure Corp.	570	23,911

		138,544

		6,368,894

Health Care – 2.8%
Biotechnology – 0.3%
AbbVie, Inc.	784	68,780
Alexion Pharmaceuticals, Inc.(e)	232	26,434
Alkermes PLC(e)	331	6,958
Amgen, Inc.	320	75,110
Biogen, Inc.(e)	169	50,668
BioMarin Pharmaceutical, Inc.(e)	341	27,522
Genmab A/S(e)	279	65,004
Gilead Sciences, Inc.	703	47,270
Grifols SA	2,271	77,573
Idorsia Ltd.(e)	213	5,704
Incyte Corp.(e)	189	17,796
Regeneron Pharmaceuticals, Inc.(e)	66	24,354
Seattle Genetics, Inc.(e)	303	36,466
United Therapeutics Corp.(e)	217	20,020
Vertex Pharmaceuticals, Inc.(e)	246	54,551

		604,210

Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	1,269	108,436
Alcon, Inc.(e)	184	10,164
Align Technology, Inc.(e)	301	83,479
Arjo AB – Class B	2,759	12,296
Baxter International, Inc.	1,040	85,249
Becton Dickinson and Co.	362	93,577
Boston Scientific Corp.(e)	1,769	76,509
Coloplast A/S – Class B	742	87,664

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cooper Cos., Inc. (The)	246	$77,020
Danaher Corp.	776	113,281
Demant A/S(e)	2,432	74,415
DENTSPLY SIRONA, Inc.	989	55,918
DexCom, Inc.(e)	430	97,743
Edwards Lifesciences Corp.(e)	320	78,381
Getinge AB – Class B	2,759	47,898
Hologic, Inc.(e)	1,129	57,940
IDEXX Laboratories, Inc.(e)	330	83,021
Intuitive Surgical, Inc.(e)	183	108,501
Koninklijke Philips NV	479	22,240
Medtronic PLC	683	76,079
ResMed, Inc.	778	116,389
Smith & Nephew PLC	4,175	93,189
Sonova Holding AG	433	98,935
Stryker Corp.	486	99,562
Teleflex, Inc.	270	95,402
Varian Medical Systems, Inc.(e)	475	63,522
Zimmer Biomet Holdings, Inc.	375	54,480

		2,071,290

Health Care Providers & Services – 0.5%
AmerisourceBergen Corp. – Class A	482	42,373
Anthem, Inc.	274	79,093
Cardinal Health, Inc.	702	38,631
Centene Corp.(e)	956	57,809
Cigna Corp.(e)	492	98,361
Covetrus, Inc.(e)(f)	280	4,007
CVS Health Corp.	1,161	87,388
DaVita, Inc.(e)	632	45,359
Fresenius Medical Care AG & Co. KGaA	755	55,274
Fresenius SE & Co. KGaA	693	37,912
HCA Healthcare, Inc.	514	71,271
Henry Schein, Inc.(e)	702	48,368
Humana, Inc.	169	57,668
Laboratory Corp. of America Holdings(e)	407	70,122
McKesson Corp.	241	34,858
Mediclinic International PLC	5,230	26,134
MEDNAX, Inc.(e)	637	16,638
Patterson Cos., Inc.(f)	1,039	20,219
Quest Diagnostics, Inc.	556	59,242
UnitedHealth Group, Inc.	310	86,760
Universal Health Services, Inc. – Class B	362	50,495

		1,087,982

Health Care Technology – 0.0%
Cerner Corp.	701	50,185

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	816	$65,908
Eurofins Scientific SE	116	60,909
Illumina, Inc.(e)	183	58,699
IQVIA Holdings, Inc.(e)	646	94,303
Lonza Group AG(e)	278	94,439
Mettler-Toledo International, Inc.(e)	105	75,538
QIAGEN NV(e)	1,521	65,125
Thermo Fisher Scientific, Inc.	346	108,627
Waters Corp.(e)	286	63,512

		687,060

Pharmaceuticals – 0.7%
Allergan PLC	688	127,239
AstraZeneca PLC	729	70,427
Bausch Health Cos., Inc.(e)	834	23,558
Bayer AG	526	39,726
Bristol-Myers Squibb Co.	1,220	69,467
Eli Lilly & Co.	693	81,324
GlaxoSmithKline PLC	3,649	82,904
Hikma Pharmaceuticals PLC	2,641	65,367
Jazz Pharmaceuticals PLC(e)	223	33,700
Johnson & Johnson	554	76,169
Mallinckrodt PLC(e)(f)	476	1,795
Merck & Co., Inc.	863	75,236
Merck KGaA	536	62,563
Mylan NV(e)	1,027	19,287
Novartis AG	923	85,088
Novo Nordisk A/S – Class B	1,284	72,176
Orion Oyj – Class B	948	41,258
Perrigo Co. PLC(f)	428	21,926
Pfizer, Inc.	2,016	77,656
Roche Holding AG	268	82,622
Sanofi	604	56,304
Takeda Pharmaceutical Co., Ltd. (Sponsored ADR)(e)(f)	1,184	24,035
UCB SA	558	45,207
Vifor Pharma AG	380	67,769
Zoetis, Inc.	996	120,038

		1,522,841

		6,023,568

Consumer Staples – 2.5%
Beverages – 0.5%
Anheuser-Busch InBev SA/NV	336	26,634
Brown-Forman Corp. – Class B(f)	1,553	105,324
Carlsberg A/S – Class B	434	62,437
Coca-Cola Co. (The)	2,349	125,437

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Coca-Cola European Partners PLC	1,012	$51,068
Coca-Cola HBC AG(e)	1,304	43,482
Constellation Brands, Inc. – Class A	321	59,725
Diageo PLC	1,525	62,307
Heineken Holding NV	450	43,125
Heineken NV	502	52,002
Keurig Dr Pepper, Inc.(f)	924	28,589
Molson Coors Brewing Co. – Class B	775	39,122
Monster Beverage Corp.(e)	1,264	75,612
PepsiCo, Inc.	845	114,776
Pernod Ricard SA	347	63,745
Remy Cointreau SA	337	43,414

		996,799

Food & Staples Retailing – 0.6%
Alimentation Couche-Tard, Inc. – Class B	3,374	110,392
Carrefour SA	1,249	20,613
Casino Guichard Perrachon SA	448	19,715
Colruyt SA	915	47,383
Costco Wholesale Corp.	505	151,404
Distribuidora Internacional de Alimentacion SA(e)	6,300	807
Empire Co., Ltd. – Class A	3,731	99,911
George Weston Ltd.	1,283	104,356
ICA Gruppen AB	1,334	58,228
J Sainsbury PLC	10,711	29,657
Jeronimo Martins SGPS SA	2,095	33,455
Koninklijke Ahold Delhaize NV	1,925	49,581
Kroger Co. (The)	1,741	47,599
Loblaw Cos., Ltd.	1,937	104,411
METRO AG	963	15,518
Metro, Inc./CN	3,499	153,257
Rite Aid Corp.(e)(f)	91	825
Sysco Corp.	1,355	109,145
Tesco PLC	14,259	42,288
Walgreens Boots Alliance, Inc.	793	47,263
Walmart, Inc.	1,159	138,025
Wm Morrison Supermarkets PLC	13,410	34,386

		1,418,219

Food Products – 0.8%
Archer-Daniels-Midland Co.	1,514	64,996
Aryzta AG(e)	6,292	6,641
Associated British Foods PLC	933	30,982
Barry Callebaut AG	33	66,363
Bunge Ltd.	891	47,562
Campbell Soup Co.	1,279	59,563
Chocoladefabriken Lindt & Spruengli AG	9	68,642

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chocoladefabriken Lindt & Spruengli AG (REG)	1	$85,321
Conagra Brands, Inc.	1,969	56,845
Danone SA	580	47,724
General Mills, Inc.	1,305	69,583
Hershey Co. (The)	758	112,305
Hormel Foods Corp.(f)	1,930	85,943
Ingredion, Inc.	628	52,231
JM Smucker Co. (The)	614	64,525
Kellogg Co.	1,053	68,571
Kerry Group PLC – Class A	503	64,510
Kraft Heinz Co. (The)	886	27,023
McCormick & Co., Inc./MD(f)	900	152,325
Mondelez International, Inc. – Class A	1,174	61,682
Mowi ASA	1,945	48,236
Nestle SA	608	63,138
Orkla ASA	3,826	37,028
Saputo, Inc.	2,289	69,189
Tate & Lyle PLC	4,685	44,296
Tyson Foods, Inc. – Class A	1,060	95,283

		1,650,507

Household Products – 0.3%
Church & Dwight Co., Inc.	1,639	115,123
Clorox Co. (The)	669	99,166
Colgate-Palmolive Co.	1,207	81,859
Edgewell Personal Care Co.(e)	667	20,784
Essity AB – Class B	1,288	40,484
Henkel AG & Co. KGaA	338	32,652
Henkel AG & Co. KGaA (Preference Shares)	356	37,576
Kimberly-Clark Corp.	706	96,256
Procter & Gamble Co. (The)	1,192	145,496
Reckitt Benckiser Group PLC	499	39,171
Spectrum Brands Holdings, Inc.	587	36,699

		745,266

Personal Products – 0.2%
Beiersdorf AG	471	54,930
Coty, Inc. – Class A(f)	2,104	24,280
Estee Lauder Cos., Inc. (The) – Class A	855	167,127
L’Oreal SA	228	65,008
Unilever NV	860	51,164
Unilever PLC	811	48,042

		410,551

Tobacco – 0.1%
Altria Group, Inc.	1,060	52,682
British American Tobacco PLC	579	22,916

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

British American Tobacco PLC (Sponsored ADR)(f)	643	$25,469
Imperial Brands PLC	987	21,716
Philip Morris International, Inc.	715	59,295
Swedish Match AB	1,345	64,425

		246,503

		5,467,845

Utilities – 2.0%
Electric Utilities – 1.1%
Alliant Energy Corp.	1,649	87,397
American Electric Power Co., Inc.	1,054	96,283
Duke Energy Corp.	865	76,267
Edison International	797	55,073
EDP – Energias de Portugal SA	18,050	73,030
Electricite de France SA	3,570	36,669
Emera, Inc.	2,500	102,801
Endesa SA	3,408	92,646
Enel SpA	10,639	80,410
Entergy Corp.	880	102,423
Evergy, Inc.	973	61,562
Eversource Energy	1,141	94,292
Exelon Corp.	1,491	66,200
FirstEnergy Corp.	1,915	91,326
Fortis, Inc./Canada	2,662	104,292
Fortum Oyj	4,004	94,364
Hydro One Ltd.(d)	3,582	67,471
Iberdrola SA	7,882	77,541
NextEra Energy, Inc.	539	126,029
OGE Energy Corp.	1,973	82,984
Orsted A/S(d)	1,497	137,968
Pinnacle West Capital Corp.	753	65,805
PPL Corp.	1,790	60,914
Red Electrica Corp. SA	3,748	73,120
Southern Co. (The)	1,397	86,600
SSE PLC	3,489	58,660
Terna Rete Elettrica Nazionale SpA	13,636	87,515
Xcel Energy, Inc.	1,190	73,173

		2,312,815

Gas Utilities – 0.2%
AltaGas Ltd.	3,076	45,620
Atmos Energy Corp.	860	91,985
Enagas SA	3,496	87,033
Naturgy Energy Group SA	2,625	68,195
Snam SpA	22,765	113,106
UGI Corp.	1,317	57,355

		463,294

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 0.0%
AES Corp./VA	4,046	$76,510

Multi-Utilities – 0.6%
Ameren Corp.	1,162	86,371
Atco Ltd./Canada – Class I	1,665	63,163
Canadian Utilities Ltd. – Class A	2,932	86,218
CenterPoint Energy, Inc.	2,121	52,092
Centrica PLC	23,244	24,115
CMS Energy Corp.	1,535	94,095
Consolidated Edison, Inc.	866	75,247
Dominion Energy, Inc.	1,315	109,290
DTE Energy Co.	687	85,834
E.ON SE	6,694	70,045
Engie SA	3,398	53,749
National Grid PLC	4,604	52,939
NiSource, Inc.	2,608	68,982
Public Service Enterprise Group, Inc.	1,187	70,401
RWE AG	2,734	81,001
Sempra Energy	547	80,557
Suez	3,280	48,557
United Utilities Group PLC	6,181	68,212
Veolia Environnement SA	2,624	67,187
WEC Energy Group, Inc.	1,055	93,526

		1,431,581

Water Utilities – 0.1%
American Water Works Co., Inc.	869	105,175
Severn Trent PLC	2,353	68,258

		173,433

		4,457,633

Consumer Discretionary – 2.0%
Auto Components – 0.1%
Aptiv PLC	302	28,352
Autoliv, Inc.(f)	287	23,453
BorgWarner, Inc.	633	26,618
Cie Generale des Etablissements Michelin SCA – Class B	199	23,864
Continental AG	107	13,985
Delphi Technologies PLC(e)	100	1,246
Goodyear Tire & Rubber Co. (The)	816	13,048
Lear Corp.	199	23,942
Linamar Corp.	630	21,182
Magna International, Inc. – Class A (Canada)	729	40,163
Nokian Renkaat Oyj	578	15,641
Schaeffler AG (Preference Shares)	1,288	14,057

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Valeo SA	282	$11,106
Veoneer, Inc.(e)(f)	287	4,646

		261,303

Automobiles – 0.2%
Bayerische Motoren Werke AG	252	20,323
Bayerische Motoren Werke AG (Preference Shares)	288	17,741
Daimler AG	349	19,645
Ferrari NV	303	51,139
Fiat Chrysler Automobiles NV	1,290	18,986
Ford Motor Co.	2,754	24,951
General Motors Co.	869	31,284
Harley-Davidson, Inc.	457	16,626
Peugeot SA	996	24,034
Porsche Automobil Holding SE (Preference Shares)	377	27,845
Renault SA	203	9,714
Tesla, Inc.(e)	54	17,817
Volkswagen AG	151	28,740
Volkswagen AG (Preference Shares)	138	26,625

		335,470

Distributors – 0.1%
Genuine Parts Co.	435	45,401
LKQ Corp.(e)	877	30,941

		76,342

Diversified Consumer Services – 0.0%
H&R Block, Inc.(f)	830	20,235

Hotels, Restaurants & Leisure – 0.4%
Accor SA	515	22,030
Aramark	1,174	51,233
Carnival Corp.	557	25,110
Carnival PLC	409	17,112
Chipotle Mexican Grill, Inc. – Class A(e)	57	46,393
Compass Group PLC	1,758	43,075
Darden Restaurants, Inc.	368	43,586
Domino’s Pizza, Inc.(f)	151	44,439
Flutter Entertainment PLC	223	25,556
Hilton Worldwide Holdings, Inc.	532	55,860
InterContinental Hotels Group PLC	470	30,379
Las Vegas Sands Corp.	477	29,932
Marriott International, Inc./MD – Class A	350	49,126
McDonald’s Corp.	324	63,011
MGM Resorts International	769	24,570
Norwegian Cruise Line Holdings Ltd.(e)	485	26,015
Restaurant Brands International, Inc.	668	43,888

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Royal Caribbean Cruises Ltd.	277	$33,246
Sodexo SA	224	26,112
Starbucks Corp.	666	56,896
TUI AG	1,641	22,493
Whitbread PLC	504	29,936
William Hill PLC	6,112	14,121
Wyndham Destinations, Inc.	277	13,434
Wyndham Hotels & Resorts, Inc.	277	16,047
Wynn Resorts Ltd.	179	21,632
Yum! Brands, Inc.	630	63,422

		938,654

Household Durables – 0.2%
Auto Trader Group PLC	4,579	33,260
Barratt Developments PLC	2,559	22,062
Berkeley Group Holdings PLC	550	32,603
DR Horton, Inc.	836	46,273
Electrolux AB – Class B	748	19,223
Garmin Ltd.	605	59,102
Husqvarna AB – Class B	2,521	19,686
Leggett & Platt, Inc.	679	35,525
Lennar Corp. – Class A	555	33,106
Lennar Corp. – Class B	11	519
Mohawk Industries, Inc.(e)	156	21,742
Newell Brands, Inc.	610	11,724
Persimmon PLC	763	25,231
PulteGroup, Inc.	1,261	49,999
SEB SA	162	25,170
Taylor Wimpey PLC	9,372	21,111
Toll Brothers, Inc.	690	27,717
Whirlpool Corp.(f)	167	23,898

		507,951

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.(e)	29	52,223
Booking Holdings, Inc.(e)	17	32,369
eBay, Inc.	1,712	60,810
Expedia Group, Inc.	215	21,857
MercadoLibre, Inc.(e)	134	77,798
Qurate Retail, Inc.(e)	1,207	11,418
Zalando SE(d)(e)	491	21,120

		277,595

Leisure Products – 0.0%
Hasbro, Inc.	367	37,324
Mattel, Inc.(e)(f)	1,058	12,379
Nordic Entertainment Group AB – Class B	65	2,002
Polaris, Inc.	248	24,229

		75,934

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	$34,953
Dollar General Corp.	382	60,111
Dollar Tree, Inc.(e)	304	27,804
Dollarama, Inc.	1,356	49,603
Kohl’s Corp.	485	22,800
Macy’s, Inc.(f)	699	10,709
Marks & Spencer Group PLC	4,897	12,302
Next PLC	400	34,950
Nordstrom, Inc.(f)	496	18,932
Target Corp.	562	70,256

		342,420

Specialty Retail – 0.3%
Advance Auto Parts, Inc.	173	27,175
AutoNation, Inc.(e)	587	29,990
AutoZone, Inc.(e)	47	55,362
Bed Bath & Beyond, Inc.(f)	660	9,623
Best Buy Co., Inc.	397	32,014
CarMax, Inc.(e)	276	26,844
CECONOMY AG(e)	963	4,625
Dick’s Sporting Goods, Inc.(f)	553	25,333
Dixons Carphone PLC	4,868	7,764
Dufry AG(e)	127	12,398
Foot Locker, Inc.	407	16,300
Gap, Inc. (The)	852	14,152
Hennes & Mauritz AB – Class B	936	18,067
Home Depot, Inc. (The)	245	54,025
Industria de Diseno Textil SA	757	23,554
Kingfisher PLC	6,282	17,030
L Brands, Inc.(f)	409	7,828
Lowe’s Cos., Inc.	362	42,466
O’Reilly Automotive, Inc.(e)	119	52,631
Ross Stores, Inc.	451	52,384
Signet Jewelers Ltd.(f)	287	5,272
Tiffany & Co.	315	42,147
TJX Cos., Inc. (The)	1,056	64,553
Tractor Supply Co.	570	53,831
Ulta Salon Cosmetics & Fragrance, Inc.(e)	91	21,281

		716,649

Textiles, Apparel & Luxury Goods – 0.4%
adidas AG	138	42,992
Burberry Group PLC	981	26,685
Capri Holdings Ltd.(e)	474	17,604
Christian Dior SE	102	53,944
Cie Financiere Richemont SA	285	21,607
EssilorLuxottica SA	493	76,573

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gildan Activewear, Inc.	1,287	$37,787
Hanesbrands, Inc.(f)	1,331	20,058
Hermes International	67	50,202
HUGO BOSS AG	261	12,287
Kering SA	75	45,164
Kontoor Brands, Inc.(e)(f)	82	2,940
Lululemon Athletica, Inc.(e)	362	81,700
LVMH Moet Hennessy Louis Vuitton SE	90	40,293
NIKE, Inc. – Class B	676	63,199
Pandora A/S	240	9,662
Puma SE	60	4,509
PVH Corp.	229	22,204
Ralph Lauren Corp.	379	40,682
Swatch Group AG (The)	56	15,648
Swatch Group AG (The) (REG)	301	16,037
Tapestry, Inc.	597	16,053
Under Armour, Inc. – Class A(e)	1,122	21,195
Under Armour, Inc. – Class C(e)	1,242	21,487
VF Corp.	576	50,999

		811,511

		4,364,064

Materials – 1.9%
Chemicals – 1.1%
Air Liquide SA	447	60,605
Air Products & Chemicals, Inc.	522	123,364
Akzo Nobel NV	408	39,071
Albemarle Corp.(f)	546	35,697
Arkema SA	294	30,468
Axalta Coating Systems Ltd.(e)	2,149	61,182
BASF SE	444	33,328
Celanese Corp. – Class A	722	90,662
CF Industries Holdings, Inc.	1,192	55,082
Chr Hansen Holding A/S	469	35,617
Corteva, Inc.(e)	701	18,240
Covestro AG(d)	458	21,428
Croda International PLC	632	40,688
Dow, Inc.(e)	701	37,412
DuPont de Nemours, Inc.	701	45,432
Eastman Chemical Co.	794	62,226
Ecolab, Inc.	833	155,496
EMS-Chemie Holding AG	47	29,178
Evonik Industries AG	1,232	35,728
FMC Corp.	742	72,686
FUCHS PETROLUB SE (Preference Shares)	915	39,498
Givaudan SA	25	73,524
International Flavors & Fragrances, Inc.(f)	533	75,276

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Johnson Matthey PLC	1,127	$41,860
K&S AG	1,009	11,385
Koninklijke DSM NV	642	82,265
LANXESS AG	442	29,451
Linde PLC	436	89,908
Livent Corp.(e)(f)	693	5,405
LyondellBasell Industries NV – Class A	645	59,688
Methanex Corp.	1,103	41,046
Mosaic Co. (The)	2,007	38,233
Novozymes A/S – Class B	559	26,708
Nutrien Ltd.	3,184	150,295
PPG Industries, Inc.	660	85,034
Sherwin-Williams Co. (The)	231	134,703
Sika AG	360	62,642
Solvay SA	330	37,817
Symrise AG	710	68,837
Umicore SA	1,130	48,519
WR Grace & Co.	870	58,142
Yara International ASA	866	32,624

		2,376,450

Construction Materials – 0.1%
CRH PLC(e)	1,075	41,128
HeidelbergCement AG	356	26,233
Imerys SA	563	22,335
LafargeHolcim Ltd.(e)	595	30,665
Martin Marietta Materials, Inc.	237	63,611
Vulcan Materials Co.	393	55,755

		239,727

Containers & Packaging – 0.3%
Avery Dennison Corp.	978	127,502
Ball Corp.	1,802	119,040
CCL Industries, Inc. – Class B	1,790	76,556
Crown Holdings, Inc.(e)	1,332	101,099
International Paper Co.	1,270	58,852
Packaging Corp. of America	678	75,868
Sealed Air Corp.	1,509	56,935
Westrock Co.	1,050	42,346

		658,198

Metals & Mining – 0.3%
Agnico Eagle Mines Ltd.	888	52,760
Anglo American PLC	1,415	37,025
Antofagasta PLC	2,036	22,812
ArcelorMittal SA	987	16,855
Barrick Gold Corp. (London)	1,911	31,851
Barrick Gold Corp. (Toronto)	2,364	39,474
BHP Group PLC	1,449	32,101

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Boliden AB	977	$25,199
Eldorado Gold Corp.(e)	1,427	11,173
First Quantum Minerals Ltd.	3,202	29,289
Franco-Nevada Corp.	739	72,698
Freeport-McMoRan, Inc.	2,604	29,633
Fresnillo PLC	1,276	9,533
Glencore PLC(e)	5,705	18,008
Kinross Gold Corp.(e)	6,730	29,082
Newmont Goldcorp Corp.	1,386	53,222
Newmont Goldcorp Corp. (Toronto)	1,053	40,462
Norsk Hydro ASA	4,362	15,422
Nucor Corp.	910	51,288
Rio Tinto PLC	669	36,420
Teck Resources Ltd. – Class B	2,652	41,528
thyssenkrupp AG	1,007	12,595
Turquoise Hill Resources Ltd.(e)	6,412	2,945
voestalpine AG	636	16,830
Wheaton Precious Metals Corp.	1,870	51,385
Yamana Gold, Inc.	7,199	26,123

		805,713

Paper & Forest Products – 0.1%
Mondi PLC	1,889	40,895
Stora Enso Oyj – Class R	2,477	33,296
Svenska Cellulosa AB SCA – Class B	1,288	12,818
UPM-Kymmene Oyj	1,348	45,032
West Fraser Timber Co., Ltd.	1,065	46,318

		178,359

		4,258,447

Energy – 1.5%
Energy Equipment & Services – 0.1%
Apergy Corp.(e)	214	5,466
Baker Hughes Co. – Class A	758	16,994
Core Laboratories NV	280	12,264
Halliburton Co.	747	15,679
Helmerich & Payne, Inc.	490	19,370
Maersk Drilling A/S(e)	38	2,301
National Oilwell Varco, Inc.	851	19,190
Petrofac Ltd.	6,919	34,429
Saipem SpA(e)	858	3,920
Schlumberger Ltd.	606	21,937
TechnipFMC PLC	994	18,727
Tenaris SA	3,797	40,356
Weatherford International PLC(e)	2,627	60

		210,693

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 1.4%
Antero Resources Corp.(e)(f)	1,271	$2,529
Apache Corp.	607	13,524
ARC Resources Ltd.	2,540	12,735
BP PLC	13,599	84,701
Cabot Oil & Gas Corp.	1,013	16,147
Cameco Corp.	2,728	24,850
Canadian Natural Resources Ltd.	1,035	28,916
Cenovus Energy, Inc.	2,621	23,165
Cheniere Energy, Inc.(e)	609	36,869
Chevron Corp.	461	53,997
China Petroleum & Chemical Corp. – Class H	470,000	263,578
China Shenhua Energy Co., Ltd. – Class H	199,000	385,302
Cimarex Energy Co.	268	12,320
Concho Resources, Inc.	241	17,487
ConocoPhillips	716	42,917
Continental Resources, Inc./OK	603	18,621
Crescent Point Energy Corp.	2,365	8,208
Devon Energy Corp.	669	14,644
Diamondback Energy, Inc.	286	22,119
Enbridge, Inc.	1,314	49,759
Encana Corp.(f)	1,993	7,852
Encana Corp. (Toronto)	2,016	7,907
Eni SpA	4,936	74,375
EOG Resources, Inc.	364	25,808
EQT Corp.(f)	539	4,705
Equinor ASA	4,590	84,617
Equitrans Midstream Corp.(f)	431	4,297
Exxon Mobil Corp.	713	48,577
Galp Energia SGPS SA	4,711	76,617
Hess Corp.	565	35,081
HollyFrontier Corp.	1,019	52,529
Husky Energy, Inc.	3,080	22,422
Imperial Oil Ltd.	1,534	38,411
Inter Pipeline Ltd.	3,237	53,613
Keyera Corp.	1,731	42,236
Kinder Morgan, Inc./DE	1,880	36,867
Koninklijke Vopak NV	1,705	90,901
Lundin Petroleum AB	2,787	85,912
Marathon Oil Corp.	1,390	16,194
Marathon Petroleum Corp.	1,407	85,321
Murphy Oil Corp.(f)	914	21,031
Neste Oyj	4,680	158,199
Noble Energy, Inc.	924	19,182
Occidental Petroleum Corp.	864	33,325
OMV AG	1,553	88,458
ONEOK, Inc.	703	49,948
Parsley Energy, Inc. – Class A	749	11,220

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pembina Pipeline Corp.	2,130	$74,373
Peyto Exploration & Development Corp.	1,639	3,430
Phillips 66	607	69,635
Pioneer Natural Resources Co.	178	22,756
PrairieSky Royalty Ltd.	1,883	19,421
Range Resources Corp.(f)	940	3,281
Royal Dutch Shell PLC – Class A	3,106	88,980
Royal Dutch Shell PLC – Class B	3,120	88,504
Seven Generations Energy Ltd.(e)	1,456	7,881
Southwestern Energy Co.(e)(f)	2,381	4,333
Suncor Energy, Inc.	1,483	46,255
Targa Resources Corp.(f)	621	22,685
TC Energy Corp.	1,444	73,053
TOTAL SA	1,632	85,606
Tourmaline Oil Corp.	1,532	14,267
Valero Energy Corp.	618	59,013
Vermilion Energy, Inc.	920	13,229
Williams Cos., Inc. (The)	1,051	23,879

		3,128,574

		3,339,267

Communication Services – 1.4%
Diversified Telecommunication Services – 0.6%
Altice Europe NV – Class A(e)	704	4,187
Altice USA, Inc. – Class A(e)	713	18,238
AT&T, Inc.	2,772	103,617
BCE, Inc.	3,032	145,950
BT Group PLC	7,665	18,977
CenturyLink, Inc.(f)	3,838	55,613
Charter Communications, Inc. – Class A(e)	83	39,011
Comcast Corp. – Class A	824	36,380
Deutsche Telekom AG	2,256	37,877
Elisa Oyj	1,116	59,648
Eurazeo SE	635	43,273
Eutelsat Communications SA	1,132	18,570
Frontier Communications Corp.(e)(f)	2,474	1,670
Iliad SA	138	17,567
Inmarsat PLC	3,662	25,738
Koninklijke KPN NV	12,242	37,703
Liberty Global PLC – Class A(e)	813	18,333
Orange SA	2,176	35,954
Proximus SADP	1,770	53,392
Shaw Communications, Inc. – Class B	2,404	49,680
Sirius XM Holdings, Inc.(f)	4,633	32,338
Swisscom AG	114	59,019
Telecom Italia SpA/Milano(e)	31,583	19,752
Telecom Italia SpA/Milano (Savings Shares)	39,625	24,380

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telefonica Deutschland Holding AG	7,772	$23,729
Telefonica SA	3,229	24,696
Telenet Group Holding NV(e)	522	23,551
Telenor ASA	2,325	42,449
Telia Co. AB	12,753	55,200
TELUS Corp.(e)	3,342	126,177
United Internet AG	623	21,092
Verizon Communications, Inc.	1,696	102,167
Zayo Group Holdings, Inc.(e)	1,513	51,805

		1,427,733

Entertainment – 0.2%
Activision Blizzard, Inc.	841	46,112
Electronic Arts, Inc.(e)	495	50,000
Modern Times Group MTG AB – Class B(e)	65	683
Netflix, Inc.(e)	129	40,591
Viacom, Inc. – Class B	642	15,453
Vivendi SA	1,098	30,141
Walt Disney Co. (The)	1,074	162,797

		345,777

Interactive Media & Services – 0.2%
Adevinta ASA – Class B(e)	2,027	21,104
Alphabet, Inc. – Class A(e)	78	101,719
Alphabet, Inc. – Class C(e)	76	99,177
Cars.com, Inc.(e)	283	3,761
Facebook, Inc. – Class A(e)	387	78,035
TripAdvisor, Inc.	426	12,098
Twitter, Inc.(e)	1,866	57,678
Zillow Group, Inc.(e)(f)	848	33,199

		406,771

Media – 0.3%
Altice Europe NV – Class B(e)	1,011	6,000
Axel Springer SE	600	42,078
CBS Corp. – Class B	447	18,050
Discovery, Inc. – Class A(e)(f)	1,012	33,335
Discovery, Inc. – Class C(e)	1,427	43,552
DISH Network Corp. – Class A(e)	282	9,636
Fox Corp. – Class A	338	12,087
Fox Corp. – Class B(e)	340	11,893
Interpublic Group of Cos., Inc. (The)	1,393	31,203
ITV PLC	7,799	14,626
JCDecaux SA	889	25,469
Lagardere SCA	819	17,892
Liberty Broadband Corp.(e)	346	41,344
Liberty Global PLC(e)	1,811	38,936
Liberty Latin America Ltd. – Class C(e)(f)	937	16,810
Liberty Media Corp.-Liberty SiriusXM – Class A(e)	944	45,973

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Liberty Media Corp.-Liberty SiriusXM – Class C(e)	700	$33,957
News Corp. – Class A	2,510	32,329
Omnicom Group, Inc.	460	36,561
Pearson PLC	1,740	14,569
ProSiebenSat.1 Media SE	638	9,567
Publicis Groupe SA	351	15,422
RTL Group SA	319	15,217
Schibsted ASA	973	26,628
Schibsted ASA – Class B	1,054	27,157
SES SA	1,380	18,313
TEGNA, Inc.	850	13,047
WPP PLC	1,472	19,008

		670,659

Wireless Telecommunication Services – 0.1%
Millicom International Cellular SA	591	26,439
Rogers Communications, Inc. – Class B	2,193	106,356
Sprint Corp.(e)	2,737	16,203
T-Mobile US, Inc.(e)	690	54,200
Tele2 AB – Class B	4,849	71,547
Vodafone Group PLC	17,886	35,418

		310,163

		3,161,103

Real Estate – 1.2%
Equity Real Estate Investment Trusts (REITs) – 1.0%
Alexandria Real Estate Equities, Inc.	370	60,132
American Tower Corp.	354	75,767
AvalonBay Communities, Inc.	234	50,172
Boston Properties, Inc.	360	49,874
British Land Co. PLC (The)	5,156	38,367
Brixmor Property Group, Inc.	1,101	24,156
Camden Property Trust	472	52,652
Colony Capital, Inc.	3,138	15,313
Covivio	424	46,905
Crown Castle International Corp.	494	66,028
Digital Realty Trust, Inc.(f)	378	45,719
Duke Realty Corp.	1,323	46,543
Equinix, Inc.	91	51,583
Equity Residential	641	54,549
Essex Property Trust, Inc.	185	57,753
Extra Space Storage, Inc.	489	51,858
Federal Realty Investment Trust	282	37,244
Gecina SA	296	51,138
H&R Real Estate Investment Trust	3,643	59,185

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hammerson PLC	5,647	$21,679
Healthpeak Properties, Inc.	1,144	39,903
Host Hotels & Resorts, Inc.	1,706	29,838
ICADE	547	54,754
Intu Properties PLC(e)	9,375	4,244
Iron Mountain, Inc.(f)	1,144	36,745
JBG SMITH Properties	232	9,252
Kimco Realty Corp.(f)	1,471	31,803
Klepierre SA	1,062	38,115
Land Securities Group PLC	3,092	38,303
Liberty Property Trust	1,003	61,805
Macerich Co. (The)(f)	493	13,276
Mid-America Apartment Communities, Inc.	487	66,286
National Retail Properties, Inc.	864	48,159
Prologis, Inc.	721	66,008
Public Storage	203	42,768
Realty Income Corp.	678	51,955
Regency Centers Corp.	664	43,187
RioCan Real Estate Investment Trust	3,105	63,442
SBA Communications Corp.	280	66,212
Segro PLC	5,086	58,744
Simon Property Group, Inc.	199	30,091
SL Green Realty Corp.(f)	359	30,633
SmartCentres Real Estate Investment Trust	1,619	39,040
UDR, Inc.	1,200	57,660
Ventas, Inc.	613	35,744
VEREIT, Inc.	3,437	33,545
Vornado Realty Trust	465	30,025
Welltower, Inc.	621	52,518
Weyerhaeuser Co.	1,110	32,756

		2,163,428

Real Estate Management & Development – 0.2%
Brookfield Property REIT, Inc.(f)	456	8,673
CBRE Group, Inc. – Class A(e)	938	53,485
Deutsche Wohnen SE	1,099	42,928
First Capital Realty, Inc.	2,575	41,834
Jones Lang LaSalle, Inc.	249	41,416
Swiss Prime Site AG(e)	732	77,276
Unibail-Rodamco-Westfield	156	24,390
Vonovia SE	1,235	64,285

		354,287

		2,517,715

Total Common Stocks (cost $44,778,108)		59,203,528

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%
Risk Share Floating Rate – 2.7%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 6.708% (LIBOR 1 Month + 5.00%), 7/25/25(i)	U.S.$	858	$931,620
Series 2015-C03, Class 2M2 6.708% (LIBOR 1 Month + 5.00%), 7/25/25(i)		4,649	4,915,808

Total Collateralized Mortgage Obligations (cost $5,519,812)			5,847,428

		Shares
PREFERRED STOCKS – 1.3%
Financials – 1.3%
Equity Real Estate Investment Trusts (REITs) – 1.3%
Hersha Hospitality Trust Series C 6.875%		60,000	1,500,600
Pebblebrook Hotel Trust Series C 6.50%		58,525	1,480,097

Total Preferred Stocks (cost $2,963,125)			2,980,697

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Mexico – 0.6%
Mexico Government International Bond 4.125%, 1/21/26 (cost $1,171,483)	U.S.$	1,174	1,255,079

		Shares
INVESTMENT COMPANIES – 0.5%
Funds and Investment Trusts – 0.5%(j)
Altaba, Inc.(e)(g)(h)(k)		1,120	1
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		32,650	1,075,818

Total Investment Companies (cost $1,146,668)			1,075,819

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Communication Services – 0.0%
Media – 0.0%
DISH Network Corp., expiring 12/09/19(e)	15	$10

Health Care – 0.0%
Pharmaceuticals – 0.0%
Bristol-Myers Squibb Co., expiring 11/19/24(e)	350	753

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 12/02/19(e)(g)(h)(k)	58,466	76

Construction & Engineering – 0.0%
Ferrovial SA, expiring 11/20/19(e)	1,003	29,759

		29,835

Total Rights (cost $20,978)		30,598

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(j)(l)(m) (cost $4,192,988)	4,192,988	4,192,988

Total Investments Before Security Lending Collateral for Securities Loaned – 96.5% (cost $197,951,289)		211,721,232

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.58%(j)(l)(m) (cost $61,153)	61,153	61,153

Total Investments – 96.5% (cost $198,012,442)		211,782,385
Other assets less liabilities – 3.5%		7,669,949

Net Assets – 100.0%		$219,452,334

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Bcom Commodity Index Futures	553	December 2019	$4,280,220	$(163,773)
Brent Crude Futures	48	January 2020	2,872,800	(26,397)
Brent Crude Futures	13	April 2020	761,410	(15,350)
Canadian 10 Yr Bond Futures	126	March 2020	13,286,773	9,238
Cattle Feeder Futures	11	January 2020	782,513	33,070
Cocoa Futures	46	March 2020	1,181,280	41,550
Coffee Robusta Futures	52	January 2020	720,200	53,976
Coffee Robusta Futures	62	March 2020	871,720	2,525
Coffee ‘C’ Futures	12	March 2020	535,725	37,311
Copper Futures	64	March 2020	4,258,400	8,195
Corn Futures	74	March 2020	1,410,625	(21,495)
Cotton No.2 Futures	47	March 2020	1,535,960	(4,259)
E-Mini Russell 2000 Index Futures	41	December 2019	3,328,790	87,048
Euro STOXX 50 Index Futures	100	December 2019	4,078,862	200,662
FTSE 100 Index Futures	16	December 2019	1,524,024	12,757
Gasoline RBOB Futures	14	April 2020	1,039,996	(10,707)
Gold 100 OZ Futures	34	February 2020	5,007,180	4,314
Hang Seng Index Futures	4	December 2019	672,773	(23,604)
KC HRW Wheat Futures	58	March 2020	1,296,300	48,603
Lean Hogs Futures	32	February 2020	872,640	11,223
Live Cattle Futures	43	February 2020	2,170,640	13,653
LME Lead Futures	17	January 2020	821,525	(75,596)
LME Nickel Futures	21	January 2020	1,719,774	(287,118)
LME Primary Aluminum Futures	54	January 2020	2,380,725	(43,646)
LME Zinc Futures	24	January 2020	1,371,000	(125,953)
Long Gilt Futures	43	March 2020	7,383,034	(188)
Low SU Gasoil Futures	21	May 2020	1,181,775	(3,188)
MSCI Emerging Markets Futures	224	December 2019	11,625,600	(198,927)
MSCI Sing IX Ets Futures	15	December 2019	403,956	(4,330)
Natural Gas Futures	71	December 2019	1,619,510	(292,587)
NY Harbor ULSD Futures	12	December 2019	946,764	(11,066)
Palladium Futures	4	March 2020	724,040	48,569
Palladium Futures	11	January 2020	495,220	(23,570)
S&P 500 E-Mini Futures	75	December 2019	11,788,875	562,683
S&P Mid 400 E-Mini Futures	15	December 2019	3,015,000	67,974
Silver Futures	30	March 2020	2,565,900	12,774
Soybean Futures	45	January 2020	1,972,687	(124,071)
Soybean Meal Futures	107	March 2020	3,178,970	(123,957)
Soybean Oil Futures	103	March 2020	1,906,530	(70,140)
SPI 200 Futures	20	December 2019	2,318,699	64,897
Sugar 11 (World) Futures	110	February 2020	1,594,208	47,046
TOPIX Index Futures	40	December 2019	6,203,619	570,016
U.S. T-Note 5 Yr (CBT) Futures	98	March 2020	11,658,938	(5,641)
U.S. T-Note 10 Yr (CBT) Futures	178	March 2020	23,025,969	(40,019)
U.S. Ultra Bond (CBT) Futures	27	March 2020	5,068,406	25,108
Wheat (CBT) Futures	57	March 2020	1,543,988	81,868
WTI Crude Futures	52	April 2020	2,831,400	(52,941)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
Cocoa Futures	21	March 2020	$539,280	$16,154
Gasoline RBOB Futures	9	March 2020	668,644	25,403
Japan 10 Yr Bond (OSE) Futures	34	December 2019	47,591,300	625,138
LME Lead Futures	5	January 2020	241,625	10,599
LME Nickel Futures	15	January 2020	1,228,410	199,312
LME Zinc Futures	8	January 2020	457,000	23,241
Nikkei 225 (CME) Futures	9	December 2019	1,049,850	(66,227)
S&P TSX 60 Index Futures	22	December 2019	3,371,136	(83,012)
Soybean Oil Futures	70	March 2020	1,295,700	(1,621)
U.S. T-Note 10 Yr (CBT) Futures	180	March 2020	23,284,688	34,443

				$1,079,967

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	JPY	95,993	USD	883	1/30/20	$1,630
Australia and New Zealand Banking Group Ltd.	CNY	12,538	USD	1,779	12/19/19	(4,575)
Australia and New Zealand Banking Group Ltd.	AUD	1,295	USD	886	1/23/20	8,899
Australia and New Zealand Banking Group Ltd.	EUR	1,404	USD	1,572	1/16/20	20,079
Australia and New Zealand Banking Group Ltd.	USD	896	SGD	1,216	1/16/20	(6,913)
Australia and New Zealand Banking Group Ltd.	USD	2,817	CNY	19,816	12/19/19	810
Australia and New Zealand Banking Group Ltd.	USD	2,247	HKD	17,599	5/26/20	(676)
Bank of America, NA	INR	63,117	USD	884	1/16/20	7,563
Bank of America, NA	ZAR	24,713	USD	1,658	1/23/20	(17,287)
Bank of America, NA	NZD	8,939	USD	5,747	12/16/19	6,698
Bank of America, NA	TRY	6,419	USD	1,072	12/05/19	(43,048)
Bank of America, NA	EUR	1,606	USD	1,777	1/16/20	1,267
Bank of America, NA	USD	1,792	SEK	17,269	1/08/20	15,941
Bank of America, NA	USD	1,701	RUB	109,338	1/17/20	(10,810)
Barclays Bank PLC	INR	158,799	USD	2,205	1/16/20	231
Barclays Bank PLC	INR	125,099	USD	1,737	1/16/20	(59)
Barclays Bank PLC	CAD	12,376	USD	9,407	12/16/19	89,175
Barclays Bank PLC	AUD	4,936	USD	3,392	12/16/19	52,378
Barclays Bank PLC	ILS	2,352	USD	669	1/15/20	(9,874)
Barclays Bank PLC	NZD	2,096	USD	1,339	1/17/20	(7,996)
Barclays Bank PLC	CHF	1,317	USD	1,342	1/10/20	20,107
Barclays Bank PLC	EUR	1,219	NOK	12,098	1/08/20	(34,054)
Barclays Bank PLC	CHF	2,234	NOK	20,519	1/16/20	(16,556)
Barclays Bank PLC	USD	4,039	MYR	16,744	2/13/20	(41,217)
Barclays Bank PLC	USD	1,352	CNY	9,413	12/19/19	(13,288)
Barclays Bank PLC	USD	2,154	TRY	12,817	12/05/19	73,058

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,798	NOK	16,340	1/08/20	$(25,288)
Barclays Bank PLC	USD	866	INR	61,877	1/16/20	(7,427)
Barclays Bank PLC	USD	1,762	INR	127,251	1/16/20	4,707
BNP Paribas SA	USD	1,335	NZD	2,096	1/17/20	11,997
Citibank, NA	NOK	13,354	USD	1,466	1/08/20	17,186
Citibank, NA	SEK	8,684	USD	900	1/10/20	(8,968)
Citibank, NA	CNY	7,836	USD	1,108	12/19/19	(6,052)
Citibank, NA	TRY	16,611	USD	2,808	12/05/19	(77,660)
Citibank, NA	SGD	6,184	USD	4,542	1/16/20	18,271
Citibank, NA	DKK	4,350	USD	649	12/16/19	6,616
Citibank, NA	PLN	5,944	USD	1,530	1/09/20	12,304
Citibank, NA	CHF	3,328	USD	3,398	1/10/20	57,461
Citibank, NA	GBP	5,536	USD	6,875	12/16/19	(288,677)
Citibank, NA	GBP	1,038	USD	1,340	1/10/20	(4,687)
Citibank, NA	USD	897	GBP	697	1/10/20	5,341
Citibank, NA	USD	1,023	GBP	824	12/16/19	42,967
Citibank, NA	USD	880	AUD	1,295	1/23/20	(2,709)
Citibank, NA	USD	1,347	CHF	1,333	1/10/20	(9,177)
Citibank, NA	CHF	1,340	SEK	13,090	1/10/20	25,883
Citibank, NA	USD	669	PLN	2,546	1/09/20	(18,453)
Citibank, NA	USD	544	TRY	3,153	1/21/20	(2,635)
Citibank, NA	USD	649	TRY	3,885	1/21/20	17,771
Citibank, NA	USD	1,563	CZK	35,742	1/09/20	(19,079)
Citibank, NA	USD	2,403	JPY	261,219	12/13/19	(14,026)
Citibank, NA	USD	1,871	KRW	2,187,388	2/06/20	(15,975)
Citibank, NA	USD	2,675	IDR	37,946,746	2/27/20	(13,428)
Credit Suisse International	HKD	35,038	USD	4,465	5/26/20	(7,168)
Credit Suisse International	BRL	3,339	USD	792	12/03/19	3,069
Credit Suisse International	BRL	1,304	USD	309	1/03/20	1,516
Credit Suisse International	USD	791	BRL	3,339	12/03/19	(2,617)
Credit Suisse International	USD	2,224	EUR	2,004	1/16/20	(8,332)
Credit Suisse International	USD	482	BRL	2,035	1/03/20	(2,365)
Credit Suisse International	CHF	2,223	SEK	21,898	1/10/20	61,224
Credit Suisse International	USD	861	TRY	5,202	1/21/20	32,586
Credit Suisse International	USD	2,224	HKD	17,439	5/26/20	1,516
Deutsche Bank AG	ILS	3,136	USD	892	1/15/20	(11,995)
Deutsche Bank AG	EUR	2,220	USD	2,471	1/16/20	16,657
Deutsche Bank AG	USD	1,126	CHF	1,109	1/10/20	(13,211)
Deutsche Bank AG	USD	890	CZK	20,490	1/09/20	(4,628)
Goldman Sachs Bank USA	JPY	353,187	USD	3,268	1/30/20	26,718
Goldman Sachs Bank USA	MXN	21,143	USD	1,092	1/07/20	17,051
Goldman Sachs Bank USA	BRL	37,969	USD	9,187	12/03/19	218,686
Goldman Sachs Bank USA	NOK	5,935	USD	642	1/08/20	(1,622)
Goldman Sachs Bank USA	BRL	4,494	USD	1,052	12/20/19	(8,007)
Goldman Sachs Bank USA	GBP	688	USD	893	1/10/20	1,854
Goldman Sachs Bank USA	USD	893	ILS	3,084	1/15/20	(3,664)
Goldman Sachs Bank USA	USD	9,242	BRL	37,969	12/03/19	(274,125)
Goldman Sachs Bank USA	SEK	13,365	CHF	1,354	1/10/20	(39,817)
Goldman Sachs Bank USA	USD	2,208	KRW	2,579,844	2/06/20	(20,541)
HSBC Bank USA	MXN	21,460	USD	1,099	1/07/20	7,571
HSBC Bank USA	CNY	6,258	USD	879	12/19/19	(10,692)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	CAD	2,358	USD	1,774	1/23/20	$(1,691)
HSBC Bank USA	USD	3,587	CHF	3,522	1/10/20	(51,542)
HSBC Bank USA	USD	697	ILS	2,404	1/15/20	(3,749)
HSBC Bank USA	USD	890	PLN	3,414	1/09/20	(18,299)
HSBC Bank USA	NOK	8,206	EUR	801	1/16/20	(5,164)
HSBC Bank USA	USD	880	INR	63,222	1/16/20	(2,658)
HSBC Bank USA	HUF	263,206	EUR	800	1/09/20	15,316
HSBC Bank USA	USD	895	HUF	263,636	1/09/20	(24,373)
HSBC Bank USA	USD	3,268	JPY	353,187	1/30/20	(26,572)
JPMorgan Chase Bank, NA	CNY	3,959	USD	553	12/16/19	(9,807)
JPMorgan Chase Bank, NA	USD	555	CNY	3,959	12/16/19	7,650
JPMorgan Chase Bank, NA	USD	878	TRY	5,116	12/05/19	10,885
JPMorgan Chase Bank, NA	USD	888	INR	63,117	1/16/20	(11,828)
Morgan Stanley Capital Services, Inc.	CLP	1,140,157	USD	1,541	1/15/20	119,456
Morgan Stanley Capital Services, Inc.	JPY	159,551	USD	1,475	12/13/19	16,102
Morgan Stanley Capital Services, Inc.	JPY	96,479	USD	893	1/30/20	7,521
Morgan Stanley Capital Services, Inc.	BRL	2,422	USD	577	12/20/19	5,243
Morgan Stanley Capital Services, Inc.	NZD	1,382	USD	888	1/17/20	199
Morgan Stanley Capital Services, Inc.	USD	1,120	GBP	863	1/10/20	(2,092)
Morgan Stanley Capital Services, Inc.	USD	895	CHF	882	1/10/20	(9,579)
Morgan Stanley Capital Services, Inc.	USD	1,329	GBP	1,028	1/10/20	2,401
Morgan Stanley Capital Services, Inc.	USD	743	TRY	4,321	1/21/20	(927)
Morgan Stanley Capital Services, Inc.	USD	870	TRY	5,111	12/05/19	18,380
Morgan Stanley Capital Services, Inc.	USD	886	MXN	17,061	1/07/20	(17,970)
Morgan Stanley Capital Services, Inc.	USD	549	RUB	35,261	1/17/20	(3,559)
Morgan Stanley Capital Services, Inc.	USD	1,323	INR	95,776	1/16/20	6,272
Morgan Stanley Capital Services, Inc.	USD	891	KRW	1,035,320	2/06/20	(13,069)
Natwest Markets PLC	JPY	5,428,784	USD	50,922	12/16/19	1,263,267
Natwest Markets PLC	JPY	101,668	USD	940	12/13/19	9,859
Natwest Markets PLC	NOK	8,104	USD	887	1/08/20	7,470
Natwest Markets PLC	EUR	3,261	USD	3,594	1/16/20	(10,518)
Natwest Markets PLC	USD	889	EUR	805	1/08/20	(36)
Natwest Markets PLC	USD	1,341	NZD	2,090	1/17/20	2,239
Natwest Markets PLC	SEK	8,668	EUR	800	1/10/20	(22,993)
Natwest Markets PLC	USD	1,771	ZAR	26,330	1/23/20	13,201
Natwest Markets PLC	USD	1,390	TWD	40,879	11/10/20	(18,654)
Natwest Markets PLC	USD	1,540	CLP	1,140,157	1/15/20	(118,242)

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	1,341	KRW	1,556,748	2/06/20	$(20,497)
Standard Chartered Bank	KRW	5,366,336	USD	4,605	2/06/20	53,965
Standard Chartered Bank	NZD	2,092	USD	1,339	1/17/20	(4,858)
Standard Chartered Bank	SGD	1,211	USD	893	1/16/20	7,373
State Street Bank & Trust Co.	JPY	48,138	USD	444	1/30/20	2,514
State Street Bank & Trust Co.	JPY	37,281	USD	350	12/16/19	8,527
State Street Bank & Trust Co.	SEK	9,652	USD	1,000	12/16/19	(9,151)
State Street Bank & Trust Co.	MXN	17,065	USD	872	1/07/20	4,151
State Street Bank & Trust Co.	SEK	4,406	USD	449	1/10/20	(12,199)
State Street Bank & Trust Co.	NOK	4,096	USD	445	1/08/20	886
State Street Bank & Trust Co.	NOK	2,818	USD	315	12/16/19	9,552
State Street Bank & Trust Co.	TRY	2,593	USD	423	12/05/19	(27,228)
State Street Bank & Trust Co.	TRY	2,562	USD	425	1/21/20	(14,944)
State Street Bank & Trust Co.	EUR	1,657	USD	1,855	12/16/19	27,320
State Street Bank & Trust Co.	CHF	1,562	USD	1,589	12/16/19	25,301
State Street Bank & Trust Co.	EUR	494	USD	546	1/16/20	232
State Street Bank & Trust Co.	CHF	443	USD	448	1/10/20	3,094
State Street Bank & Trust Co.	EUR	401	TRY	2,578	12/05/19	6,565
State Street Bank & Trust Co.	USD	447	CHF	442	1/10/20	(3,467)
State Street Bank & Trust Co.	USD	1,859	EUR	1,657	12/16/19	(31,453)
State Street Bank & Trust Co.	USD	1,180	CNY	8,353	12/19/19	7,868
State Street Bank & Trust Co.	USD	437	TRY	2,537	1/21/20	(860)
State Street Bank & Trust Co.	USD	92	JPY	9,813	12/16/19	(2,245)
State Street Bank & Trust Co.	USD	3,144	NOK	28,038	1/08/20	(102,214)
State Street Bank & Trust Co.	USD	2,934	MXN	56,819	1/07/20	(44,854)
UBS AG	KRW	1,034,850	USD	885	2/06/20	7,733
UBS AG	NOK	8,158	USD	893	1/08/20	8,086
UBS AG	EUR	11,038	USD	12,278	12/16/19	104,596
UBS AG	BRL	4,876	USD	1,172	12/03/19	20,632
UBS AG	CHF	1,758	USD	1,791	1/10/20	25,942
UBS AG	GBP	863	USD	1,114	1/10/20	(3,967)
UBS AG	EUR	800	GBP	682	1/10/20	(176)
UBS AG	USD	1,206	BRL	4,876	12/03/19	(53,973)
UBS AG	USD	2,754	EUR	2,476	12/16/19	(23,462)

						$878,338

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
BRL vs. USD/ Bank of America, NA(n)	BRL	4.400	01/2020	9,741,600	BRL	9,742	$12,653	$(14,602)
BRL vs. USD/ Morgan Stanley Capital Services LLC(n)	BRL	4.350	12/2019	28,944,900	BRL	28,945	26,702	(21,844)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
RUB vs. USD/ Bank of America, NA(n)	RUB	66.600	01/2020	117,948,600	RUB	117,949	$13,571	$(5,719)
RUB vs. USD/ Natwest Markets PLC(n)	RUB	68.325	12/2019	376,812,375	RUB	376,812	67,890	(322)

							$120,816	$(42,487)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	Quarterly	2.76%	USD	11,750	$514,089	$104,996	$409,093
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	Quarterly	0.19	USD	18,750	273,411	63,057	210,354

						$787,500	$168,053	$619,447

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	45,290	2/15/24	3 Month LIBOR	2.605%	Quarterly/ Semi-Annual	$2,191,820	$—	$2,191,820
AUD	15,000	7/09/25	6 Month BBSW	3.168%	Semi-Annual/ Semi-Annual	1,317,024	—	1,317,024
AUD	4,740	2/23/27	6 Month BBSW	3.040%	Semi-Annual/ Semi-Annual	468,202	—	468,202
NZD	20,260	2/24/27	3 Month BKBM	3.508%	Quarterly/ Semi-Annual	2,074,044	—	2,074,044
AUD	9,490	2/27/27	6 Month BBSW	2.975%	Semi-Annual/ Semi-Annual	906,568	—	906,568
NZD	10,120	2/28/27	3 Month BKBM	3.445%	Quarterly/ Semi-Annual	986,293	—	986,293

						$7,943,951	$—	$7,943,951

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)%	Quarterly	0.04%	USD	1,110	$(13,529)	$2,557	$(16,086)
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.04	USD	1,490	(18,160)	3,433	(21,593)

Sale Contracts
Deutsche Bank AG
iTraxx Australia Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.04	USD	2,600	31,690	(6,567)	38,257

						$1	$(577)	$578

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	45,290	2/13/24	1.944%	CPI	#	Maturity	$(577,078)	$—	$(577,078)
Goldman Sachs International	USD	7,650	7/15/21	2.293%	CPI	#	Maturity	(129,366)	—	(129,366)
Goldman Sachs International	USD	26,160	1/04/22	1.650%	CPI	#	Maturity	(58,113)	—	(58,113)
JPMorgan Chase Bank, NA	USD	27,930	10/26/21	2.102%	CPI	#	Maturity	(405,071)	—	(405,071)

								$(1,169,628)	$—	$(1,169,628)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
UBS AG
MSCI China A Net Return Index USD	LIBOR Minus 4.90%	Quarterly	USD	3,303	1/31/20	$(27,212)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
JPY/USD 5/27/20*	5.88%	Maturity	USD	392	$(3,593)	$—	$(3,593)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the aggregate market value of these securities amounted to $363,314 or 0.2% of net assets.

(e)	Non-income producing security.

(f)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(g)	Illiquid security.

(h)	Fair valued by the Adviser.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2019.

(j)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

CZK – Czech Koruna

DKK – Danish Krone

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $193,758,301)	$207,528,244	(a)
Affiliated issuers (cost $4,254,141—including investment of cash collateral for securities loaned of $61,153)	4,254,141
Cash	40,060
Cash collateral due from broker	5,848,029
Foreign currencies, at value (cost $3,336,532)	3,341,494
Unrealized appreciation on forward currency exchange contracts	2,736,586
Unaffiliated interest and dividends receivable	273,205
Market value on credit default swaps (net premiums received $6,567)	31,690
Receivable for capital stock sold	23,996
Receivable for investment securities sold	7,997
Affiliated dividends receivable	4,975

Total assets	224,090,417

Liabilities
Options written, at value (premiums received $120,816)	42,487
Unrealized depreciation on forward currency exchange contracts	1,858,248
Unrealized depreciation on inflation swaps	1,169,628
Payable for variation margin on futures	837,440
Advisory fee payable	106,919
Payable for variation margin on centrally cleared swaps	96,357
Payable for capital stock redeemed	61,723
Payable for collateral received on securities loaned	61,153
Distribution fee payable	45,040
Administrative fee payable	38,971
Market value on credit default swaps (net premiums paid $5,990)	31,689
Unrealized depreciation on total return swaps	27,212
Transfer Agent fee payable	15,349
Directors’ fees payable	5,808
Unrealized depreciation on variance swaps	3,593
Accrued expenses and other liabilities	236,466

Total liabilities	4,638,083

Net Assets	$219,452,334

Composition of Net Assets
Capital stock, at par	$131,045
Additional paid-in capital	205,677,841
Distributable earnings	13,643,448

	$219,452,334

(a)	Includes securities on loan with a value of $1,688,142 (see Note E).

See notes to consolidated financial statements.

58 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$194,924,198	11,626,170	$16.77	*

C	$4,114,732	269,692	$15.26

Advisor	$14,632,151	864,453	$16.93

R	$1,372,797	82,671	$16.61

K	$1,313,113	78,525	$16.72

I	$3,095,343	183,022	$16.91

*	The maximum offering price per share for Class A shares was $17.51 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 59

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income
Interest	$2,175,975
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $126,662)	1,815,251
Affiliated issuers	143,143
Securities lending income	2,387	$4,136,756

Expenses
Advisory fee (see Note B)	1,325,161
Distribution fee—Class A	496,106
Distribution fee—Class B	16,457
Distribution fee—Class C	56,028
Distribution fee—Class R	7,698
Distribution fee—Class K	3,209
Transfer agency—Class A	356,741
Transfer agency—Class B	3,719
Transfer agency—Class C	10,590
Transfer agency—Advisor Class	26,179
Transfer agency—Class R	4,085
Transfer agency—Class K	2,635
Transfer agency—Class I	2,359
Custodian	218,939
Audit and tax	154,539
Registration fees	102,593
Administrative	81,729
Printing	79,079
Legal	44,904
Directors’ fees	22,863
Miscellaneous	55,345

Total expenses before bank overdraft expense	3,070,958
Bank overdraft expense	39,625

Total expenses	3,110,583
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,905)

Net expenses		3,104,678

Net investment income		1,032,078

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$144,397
Forward currency exchange contracts	(1,311,427)
Futures	(2,628,902)
Options written	2,190,109
Swaps	324,232
Swaptions written	(147,556)
Foreign currency transactions	359,892
Net change in unrealized appreciation/depreciation of:
Investments(b)	9,578,756
Forward currency exchange contracts	(244,773)
Futures	3,838,993
Options written	(447,425)
Swaps	4,782,319
Foreign currency denominated assets and liabilities	(266,059)

Net gain on investment and foreign currency transactions	16,172,556

Net Increase in Net Assets from Operations	$17,204,634

(a)	Net of foreign capital gains taxes of $8,887.

(b)	Net of increase in accrued foreign capital gains taxes of $129.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2019		Year Ended November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,032,078		$2,367,130
Net realized gain (loss) on investment and foreign currency transactions	(1,069,255)		1,035,356
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,241,811		(12,561,029)

Net increase (decrease) in net assets from operations	17,204,634		(9,158,543)
Distributions to Shareholders
Class A	(1,152,846)		(7,506,532)
Class B	– 0	–	(64,654)
Class C	– 0	–	(205,668)
Advisor Class	(118,161)		(576,760)
Class R	(4,600)		(69,458)
Class K	(6,357)		(38,879)
Class I	(18,442)		(68,987)
Capital Stock Transactions
Net decrease	(26,567,779)		(34,001,696)

Total decrease	(10,663,551)		(51,691,177)
Net Assets
Beginning of period	230,115,885		281,807,062

End of period	$219,452,334		$230,115,885

See notes to consolidated financial statements.

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November 30, 2019

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2019, net assets of the Fund were $219,452,334, of which $3,798,533, or 2%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by

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a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management

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judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2019:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$137,135,095	$	– 0	–	$137,135,095
Common Stocks:
Financials		5,494,065		5,493,097		– 0	–	10,987,162
Information Technology		7,732,553		525,277		– 0	–	8,257,830
Industrials		4,558,386		1,810,508		– 0	–	6,368,894
Health Care		4,717,993		1,305,575		– 0	–	6,023,568
Consumer Staples		4,244,985		1,222,860		– 0	–	5,467,845
Utilities		3,168,018		1,289,615		– 0	–	4,457,633
Consumer Discretionary		3,199,938		1,164,126		– 0	–	4,364,064
Materials		3,028,823		1,229,624		– 0	–	4,258,447
Energy		1,848,923		1,490,344		– 0	–	3,339,267
Communication Services		2,388,497		772,606		– 0	–	3,161,103
Real Estate		2,039,975		477,740		– 0	–	2,517,715

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$5,847,428		$	– 0	–	$5,847,428
Preferred Stocks		2,980,697		– 0	–		– 0	–	2,980,697
Governments – Sovereign Bonds		– 0	–	1,255,079			– 0	–	1,255,079
Investment Companies		1,075,818		– 0	–		1		1,075,819
Rights		763		29,759			76		30,598
Short-Term Investments		4,192,988		– 0	–		– 0	–	4,192,988
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		61,153		– 0	–		– 0	–	61,153

Total Investments in Securities		50,733,575		161,048,733			77		211,782,385
Other Financial Instruments(a):
Assets:
Futures		2,131,018		848,332			– 0	–	2,979,350	(b)
Forward Currency Exchange Contracts		– 0	–	2,736,586			– 0	–	2,736,586
Centrally Cleared Credit Default Swaps		– 0	–	787,500			– 0	–	787,500	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	7,943,951			– 0	–	7,943,951	(b)
Credit Default Swaps		– 0	–	31,690			– 0	–	31,690
Liabilities:
Futures		(1,805,222)		(94,161)			– 0	–	(1,899,383	)(b)
Forward Currency Exchange Contracts		– 0	–	(1,858,248)			– 0	–	(1,858,248)
Currency Options Written		– 0	–	(42,487)			– 0	–	(42,487)
Credit Default Swaps		– 0	–	(31,689)			– 0	–	(31,689)
Inflation (CPI) Swaps		– 0	–	(1,169,628)			– 0	–	(1,169,628)
Total Return Swaps		– 0	–	(27,212)			– 0	–	(27,212)
Variance Swaps		– 0	–	(3,593)			– 0	–	(3,593)

Total		$51,059,371		$170,169,774			$77		$221,229,222

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are

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purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2019, the reimbursement for such services amounted to $81,729.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $172,239 for the year ended November 30, 2019.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,793 from the sale of Class A shares and received $1,179 and $122 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2019, such waiver amounted to $5,814.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2019 is as follows:

Fund	Market Value 11/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,266	$78,613	$78,686	$4,193	$129
Government Money Market Portfolio*	398	6,339	6,676	61	14

Total				$4,254	$143

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a

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result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,500,609, $422,489 and $254,775 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A

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shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,110,361		$17,433,926
U.S. government securities	– 0	–	9,823,502

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$222,248,501

Gross unrealized appreciation	$35,184,232
Gross unrealized depreciation	(35,765,307)

Net unrealized depreciation	$(581,075)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund

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agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended November 30, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended November 30, 2019, the Fund held written options for hedging and non-hedging purposes. During the year ended November 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract

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is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by

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the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended November 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended November 30, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended November 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$693,927	*	Receivable/Payable for variation margin on futures	$45,848	*

Equity contracts	Receivable/Payable for variation margin on futures	1,566,037	*	Receivable/Payable for variation margin on futures	376,100	*

Commodity contracts	Receivable/Payable for variation margin on futures	719,386	*	Receivable/Payable for variation margin on futures	1,477,435	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	619,447	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,943,951	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,736,586		Unrealized depreciation on forward currency exchange contracts	1,858,248

Foreign exchange contracts				Options written, at value	42,487

Interest rate contracts				Unrealized depreciation on inflation swaps	1,169,628

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Market value on credit default swaps	$31,690	Market value on credit default swaps	$31,689

Equity contracts			Unrealized depreciation on total return swaps	27,212

Foreign currency contracts			Unrealized depreciation on variance swaps	3,593

Total		$14,311,024		$5,032,240

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,826,667	$715,249

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,046,832)	2,558,642

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,408,737)	565,102

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,311,427)	(244,773)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(492,513)	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(716,479)		(110,180)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(930,439)		107,456

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	962,954		(108,211)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,227,155		(339,214)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(147,556)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(40,118)		4,947,604

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$(3,593)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		434,032		(194,183)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(69,682)		32,491

Total			$(3,712,975)		$7,926,390

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2019:

Futures:
Average notional amount of buy contracts	$164,993,069
Average notional amount of sale contracts	$72,037,971
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$115,500,150
Average principal amount of sale contracts	$215,799,583
Purchased Options:
Average notional amount	$37,414,072	(a)
Purchased Swaptions:
Average notional amount	$39,885,000	(b)
Options Written:
Average notional amount	$48,715,073
Swaptions Written:
Average notional amount	$56,855,000	(b)
Inflation Swaps:
Average notional amount	$92,553,846
Centrally Cleared Interest Rate Swaps:
Average notional amount	$75,356,684
Credit Default Swaps:
Average notional amount of buy contracts	$2,600,000
Average notional amount of sale contracts	$2,600,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$30,663,462
Total Return Swaps:
Average notional amount	$1,950,658	(c)

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Variance Swaps:
Average notional amount	$392,450	(d)

(a)	Positions were open for ten months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for five months during the year.

(d)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB Global Risk Allocation Fund, Inc.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$31,418	$(12,164)	$	– 0	–	$	– 0	–	$19,254
Bank of America, NA	31,469	(31,469)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	239,656	(159,352)	– 0	–	– 0	–	80,304
BNP Paribas SA	11,997	– 0	–	– 0	–	– 0	–	11,997
Citibank, NA	203,800	(203,800)	– 0	–	– 0	–	– 0	–
Credit Suisse International	99,911	(20,482)	– 0	–	– 0	–	79,429
Deutsche Bank AG	48,347	(48,347)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	264,309	(264,309)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	22,887	(22,887)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	10,885	(10,885)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	175,574	(69,040)	– 0	–	– 0	–	106,534
Natwest Markets PLC	1,296,036	(191,262)	– 0	–	– 0	–	1,104,774
Standard Chartered Bank	61,338	(4,858)	– 0	–	– 0	–	56,480
State Street Bank & Trust Co.	68,690	(68,690)	– 0	–	– 0	–	– 0	–
UBS AG	166,989	(108,790)	– 0	–	– 0	–	58,199

Total	$2,733,306	$(1,216,335)	$	– 0	–	$	– 0	–	$1,516,971	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$12,164	$(12,164)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	91,466	(31,469)		– 0	–		– 0	–		59,997
Barclays Bank PLC	159,352	(159,352)		– 0	–		– 0	–		– 0	–
Citibank, NA	481,526	(203,800)		– 0	–		– 0	–		277,726
Credit Suisse International	20,482	(20,482)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	606,912	(54,914)		– 0	–		(551,998)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	566,944	(264,309)		– 0	–		(263,006)			39,629
HSBC Bank USA	144,740	(22,887)		– 0	–		– 0	–		121,853
JPMorgan Chase Bank, NA	416,899	(10,885)		– 0	–		(293,716)			112,298
Morgan Stanley Capital Services, Inc./Morgan Stanley Capital Services LLC	69,040	(69,040)		– 0	–		– 0	–		– 0	–
Natwest Markets PLC	191,262	(191,262)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	4,858	(4,858)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	217,162	(68,690)		– 0	–		– 0	–		148,472
UBS AG	108,790	(108,790)		– 0	–		– 0	–		– 0	–

Total	$3,091,597	$(1,222,902)	$	– 0	–		$(1,108,720)			$759,975	^

AllianceBernstein Global Risk Allocation Fund (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$7,650	$(7,650)	$	– 0	–	$	– 0	–	$ – 0	–
State Street Bank & Trust Co.	27,320	(27,320)		– 0	–		– 0	–	– 0	–

Total	$34,970	$(34,970)	$	– 0	–	$	– 0	–	$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$9,807	$(7,650)	$	– 0	–	$	– 0	–	$2,157
State Street Bank & Trust Co.	31,453	(27,320)		– 0	–		– 0	–	4,133

Total	$41,260	$(34,970)	$	– 0	–	$	– 0	–	$6,290	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the consolidated portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset

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as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended November 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 1,688,142	$61,153	$1,677,704	$2,387	$14,407	$91

*	As of November 30, 2019.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class A
Shares sold	324,220	409,196	$5,237,490	$6,637,896

Shares issued in reinvestment of dividends	67,348	418,058	1,031,774	6,764,171

Shares converted from Class B	117,139	30,989	1,959,063	503,007

Shares converted from Class C	127,587	130,581	2,087,935	2,109,011

Shares redeemed	(1,957,694)	(2,576,714)	(31,555,898)	(41,826,253)

Net decrease	(1,321,400)	(1,587,890)	$(21,239,636)	$(25,812,168)

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	Shares			Amount
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2019		Year Ended November 30, 2018

Class B
Shares sold	14,198		13,674	$206,787		$201,325

Shares issued in reinvestment of dividends	– 0	–	4,281	– 0	–	62,973

Shares converted to Class A	(130,039)		(34,217)	(1,959,063)		(503,007)

Shares redeemed	(22,796)		(19,777)	(327,461)		(290,554)

Net decrease	(138,637)		(36,039)	$(2,079,737)		$(529,263)

Class C
Shares sold	27,309		52,058	$396,710		$769,526

Shares issued in reinvestment of dividends	– 0	–	11,644	– 0	–	173,035

Shares converted to Class A	(139,636)		(142,684)	(2,087,935)		(2,109,011)

Shares redeemed	(150,985)		(191,383)	(2,205,112)		(2,837,064)

Net decrease	(263,312)		(270,365)	$(3,896,337)		$(4,003,514)

Advisor Class
Shares sold	233,418		286,411	$3,777,852		$4,682,278

Shares issued in reinvestment of dividends	6,899		31,325	106,442		510,590

Shares redeemed	(213,030)		(497,367)	(3,493,380)		(8,150,880)

Net increase (decrease)	27,287		(179,631)	$390,914		$(2,958,012)

Class R
Shares sold	7,876		10,753	$123,383		$173,132

Shares issued in reinvestment of dividends	302		4,320	4,600		69,458

Shares redeemed	(51,730)		(41,082)	(824,981)		(668,782)

Net decrease	(43,552)		(26,009)	$(696,998)		$(426,192)

Class K
Shares sold	16,092		18,329	$255,888		$297,473

Shares issued in reinvestment of dividends	416		2,407	6,357		38,877

Shares redeemed	(11,585)		(22,852)	(189,548)		(370,195)

Net increase (decrease)	4,923		(2,116)	$72,697		$(33,845)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018

Class I
Shares sold	98,694	30,736	$1,653,753	$503,933

Shares issued in reinvestment of dividends	1,197	4,237	18,442	68,985

Shares redeemed	(49,053)	(48,756)	(790,877)	(811,620)

Net increase (decrease)	50,838	(13,783)	$881,318	$(238,702)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Below Investment-Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$1,300,406	$8,530,938

Total distributions paid	$1,300,406	$8,530,938

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,011,310
Accumulated capital and other losses	(145,150	)(a)
Unrealized appreciation/(depreciation)	(691,271	)(b)

Total accumulated earnings/(deficit)	$1,174,889	(c)

(a)

As of November 30, 2019, the Fund had a net capital loss carryforward of $80,253. During the fiscal year, the Fund utilized $2,633,830 of capital loss carry forwards to offset current year net realized gains. As of November 30, 2019, the cumulative deferred loss on straddles was $64,897.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2019, the Fund had a net short-term capital loss carryforward of $80,253, which may be carried forward for an indefinite period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and the accrual of foreign capital gains tax resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the consolidated financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 15.62		$ 16.75		$ 15.79		$ 15.29		$ 17.54

Income From Investment Operations

Net investment income(a)	.08	(b)	.15	(b)	.13	(b)	.15	(b)†	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16		(.76)		1.67		.36		(.60)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01

Net increase (decrease) in net asset value from operations	1.24		(.61)		1.80		.51		(.43)

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.52)		(.84)		(.01)		(1.10)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.09)		(.52)		(.84)		(.01)		(1.82)

Net asset value, end of period	$ 16.77		$ 15.62		$ 16.75		$ 15.79		$ 15.29

Total Return

Total investment return based on net asset value(d)*	7.99%		(3.81)%		12.00	%(e)	3.34	%†	(2.56	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$194,924		$202,193		$243,518		$228,036		$267,703

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.37%		1.28%		1.29%		1.28%		1.28%

Expenses, before waivers/reimbursements(g)(h)	1.37%		1.29%		1.30%		1.30%		1.28%

Net investment income	.47	%(b)	.94	%(b)	.79	%(b)	.96	%(b)†	1.01%

Portfolio turnover rate	3%		9%		30%		79%		250%

See footnote summary on pages 101-102.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 14.24		$ 15.17		$ 14.37		$ 14.01		$ 16.22

Income From Investment Operations

Net investment income (loss)(a)	(.04	)(b)	.03	(b)	(.07	)(b)	.03	(b)†	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06		(.70)		1.60		.33		(.55)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01

Net increase (decrease) in net asset value from operations	1.02		(.67)		1.53		.36		(.50)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.26)		(.73)		– 0	–	(.99)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	– 0	–	(.26)		(.73)		– 0	–	(1.71)

Net asset value, end of period	$ 15.26		$ 14.24		$ 15.17		$ 14.37		$ 14.01

Total Return

Total investment return based on net asset value(d)*	7.16%		(4.50)%		11.18	%(e)	2.57	%†	(3.27	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,115		$7,588		$12,188		$40,885		$50,508

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	2.13%		2.04%		2.05%		2.03%		2.02%

Expenses, before waivers/reimbursements(g)(h)	2.13%		2.05%		2.06%		2.05%		2.02%

Net investment income (loss)	(.30	)%(b)	.17	%(b)	(.46	)%(b)	.18	%(b)†	.26%

Portfolio turnover rate	3%		9%		30%		79%		250%

See footnote summary on pages 101-102.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 15.77		$ 16.92		$ 15.94		$ 15.41		$ 17.67

Income From Investment Operations

Net investment income(a)	.12	(b)	.20	(b)	.19	(b)	.16	(b)†	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17		(.79)		1.67		.40		(.61)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01

Net increase (decrease) in net asset value from operations	1.29		(.59)		1.86		.56		(.39)

Less: Dividends and Distributions

Dividends from net investment income	(.13)		(.56)		(.88)		(.03)		(1.15)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.13)		(.56)		(.88)		(.03)		(1.87)

Net asset value, end of period	$ 16.93		$ 15.77		$ 16.92		$ 15.94		$ 15.41

Total Return

Total investment return based on net asset value(d)*	8.27%		(3.58)%		12.38	%(e)	3.55	%†	(2.27	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,632		$13,201		$17,200		$12,960		$23,311

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.12%		1.03%		1.04%		1.03%		1.02%

Expenses, before waivers/reimbursements(g)(h)	1.12%		1.04%		1.05%		1.05%		1.02%

Net investment income	.72	%(b)	1.20	%(b)	1.19	%(b)	1.06	%(b)†	1.34%

Portfolio turnover rate	3%		9%		30%		79%		250%

See footnote summary on pages 101-102.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 15.47		$ 16.59		$ 15.61		$ 15.15		$ 17.40

Income From Investment Operations

Net investment income(a)	.00	(b)(c)	.09	(b)	.06	(b)	.06	(b)†	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18		(.75)		1.67		.40		(.60)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01

Net increase (decrease) in net asset value from operations	1.18		(.66)		1.73		.46		(.48)

Less: Dividends and Distributions

Dividends from net investment income	(.04)		(.46)		(.75)		– 0	–	(1.05)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.04)		(.46)		(.75)		– 0	–	(1.77)

Net asset value, end of period	$ 16.61		$ 15.47		$ 16.59		$ 15.61		$ 15.15

Total Return

Total investment return based on net asset value(d)*	7.63%		(4.11)%		11.63	%(e)	3.04	%†	(2.84	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,373		$1,952		$2,526		$2,743		$4,241

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.71%		1.62%		1.63%		1.61%		1.61%

Expenses, before waivers/reimbursements(g)(h)	1.71%		1.63%		1.64%		1.62%		1.61%

Net investment income	.00	%(b)(i)	.58	%(b)	.36	%(b)	.41	%(b)†	.69%

Portfolio turnover rate	3%		9%		30%		79%		250%

See footnote summary on pages 101-102.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 15.58		$ 16.71		$ 15.75		$ 15.25		$ 17.50

Income From Investment Operations

Net investment income(a)	.07	(b)	.15	(b)	.10	(b)	.15	(b)†	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16		(.77)		1.68		.36		(.59)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01

Net increase (decrease) in net asset value from operations	1.23		(.62)		1.78		.51		(.42)

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.51)		(.82)		(.01)		(1.11)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.09)		(.51)		(.82)		(.01)		(1.83)

Net asset value, end of period	$ 16.72		$ 15.58		$ 16.71		$ 15.75		$ 15.25

Total Return

Total investment return based on net asset value(d)*	7.93%		(3.80)%		12.00	%(e)	3.27	%†	(2.55	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,313		$1,147		$1,265		$1,809		$1,939

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.40%		1.31%		1.31%		1.30%		1.30%

Expenses, before waivers/reimbursements(g)(h)	1.40%		1.32%		1.33%		1.31%		1.30%

Net investment income	.43	%(b)	.91	%(b)	.66	%(b)	1.00	%(b)†	.99%

Portfolio turnover rate	3%		9%		30%		79%		250%

See footnote summary on pages 101-102.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 15.76		$ 16.90		$ 15.94		$ 15.39		$ 17.66

Income From Investment Operations

Net investment income(a)	.13	(b)	.20	(b)	.18	(b)	.29	(b)†	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16		(.77)		1.69		.30		(.60)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.01

Net increase (decrease) in net asset value from operations	1.29		(.57)		1.87		.59		(.37)

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.57)		(.91)		(.04)		(1.18)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.48)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.24)

Total dividends and distributions	(.14)		(.57)		(.91)		(.04)		(1.90)

Net asset value, end of period	$ 16.91		$ 15.76		$ 16.90		$ 15.94		$ 15.39

Total Return

Total investment return based on net asset value(d)*	8.27%		(3.52)%		12.39	%(e)	3.81	%†	(2.12	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,095		$2,083		$2,467		$2,218		$402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)	1.07%		.98%		.93%		.86%		.91%

Expenses, before waivers/reimbursements(g)(h)	1.07%		.98%		.95%		.87%		.91%

Net investment income	.78	%(b)	1.25	%(b)	1.14	%(b)	1.88	%(b)†	1.45%

Portfolio turnover rate	3%		9%		30%		79%		250%

See footnote summary on pages 101-102.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by .07% for the year ended November 30, 2015.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

(h)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended November 30,
	2019	2018	2017	2016	2015
Class A
Net of waivers/reimbursements	1.35%	1.27%	1.29%	1.28%	N/A
Before waivers/reimbursements	1.36%	1.28%	1.30%	1.29%	N/A
Class C
Net of waivers/reimbursements	2.11%	2.03%	2.05%	2.03%	N/A
Before waivers/reimbursements	2.11%	2.04%	2.06%	2.05%	N/A
Advisor Class
Net of waivers/reimbursements	1.10%	1.02%	1.04%	1.03%	N/A
Before waivers/reimbursements	1.11%	1.03%	1.05%	1.05%	N/A
Class R
Net of waivers/reimbursements	1.69%	1.62%	1.63%	1.61%	N/A
Before waivers/reimbursements	1.69%	1.62%	1.64%	1.62%	N/A
Class K
Net of waivers/reimbursements	1.38%	1.30%	1.31%	1.29%	N/A
Before waivers/reimbursements	1.38%	1.31%	1.33%	1.31%	N/A
Class I
Net of waivers/reimbursements	1.05%	.97%	.93%	.85%	N/A
Before waivers/reimbursements	1.05%	.97%	.95%	.87%	N/A

(i)	Amount is less than .005%.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

†	For the year ended November 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.06%	.06%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016 and November 30, 2015 by .31%, .01%, .81%, .01% and .08%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Global Risk Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at November 30, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 24, 2020

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2019. For individual shareholders, the Fund designates 79.23% of dividends paid as qualified dividend income. For corporate shareholders, 30.40% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 57.57% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1)* Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

*	Mr. Bermudez will join the Board on January 1, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011.

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Bermudez will be a Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee when he joins the Board on January 1, 2020.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has

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dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised

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funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the

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Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels, and that the Fund’s net assets were approximately at the level of the first breakpoint. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1119

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2018	$99,392	$1	$44,452
	2019	$99,392	$—	$69,825

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2018	$859,125	$44,453
			$(1)
			$(44,452)
	2019	$813,881	$69,825
			$—
			$(69,825)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2020